                                                                     EXHIBIT 4.6

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                          CASEY'S GENERAL STORES, INC.


                                 NOTE AGREEMENT



                           DATED AS OF APRIL 15, 1999


                          $5,000,000 PRINCIPAL AMOUNT
                     6.18% SERIES A, SENIOR NOTES DUE 2004

                          $5,000,000 PRINCIPAL AMOUNT
                     6.23% SERIES B, SENIOR NOTES DUE 2005

                          $20,000,000 PRINCIPAL AMOUNT
                     6.50% SERIES C, SENIOR NOTES DUE 2009

                          $7,000,000 PRINCIPAL AMOUNT
                     6.84% SERIES D, SENIOR NOTES DUE 2014

                          $8,000,000 PRINCIPAL AMOUNT
                     7.08% SERIES E, SENIOR NOTES DUE 2014

                          $5,000,000 PRINCIPAL AMOUNT
                     7.23% SERIES F, SENIOR NOTES DUE 2019




                                                  PPN: SERIES A       147528 B@1
                                                       SERIES B       147528 B#9
                                                       SERIES C       147528 C*2
                                                       SERIES D       147528 C@0
                                                       SERIES E       147528 C#8
                                                       SERIES F       147528 D*1


================================================================================

                                TABLE OF CONTENTS


                                                                                        Page
                                                                                        ----
Section 1.     DESCRIPTION OF NOTES AND COMMITMENT........................................1

  1.1          Description of Notes.......................................................1
  1.2          Commitment; Closing Date...................................................2

Section 2.     PREPAYMENT OF NOTES........................................................2
  2.1          Required Prepayments.......................................................2
  2.2          Optional Prepayments.......................................................2
  2.3          Notice of Optional Prepayments.............................................3
  2.4          Surrender of Notes on Prepayment or Exchange...............................3
  2.5          Direct Payment.............................................................4
  2.6          Allocation of Payments.....................................................4
  2.7          Payments Due on Saturdays, Sundays and Holidays............................4

Section 3.     REPRESENTATIONS............................................................4
  3.1          Representations of the Company.............................................4
  3.2          Representations of the Purchasers.........................................11

Section 4.     CLOSING CONDITIONS........................................................12
  4.1          Representations and Warranties............................................13
  4.2          Legal Opinions............................................................13
  4.3          Events of Default.........................................................13
  4.4          Payment of Fees and Expenses..............................................13
  4.5          Accountants' Letter.......................................................13
  4.6          Legality of Investment....................................................13
  4.7          Private Placement Number..................................................13
  4.8          Proceedings and Documents.................................................13

Section 5.     INTERPRETATION OF AGREEMENT...............................................14
  5.1          Certain Terms Defined.....................................................14
  5.2          Accounting Principles.....................................................20
  5.3          Valuation Principles......................................................20
  5.4          Direct or Indirect Actions................................................21

Section 6.     AFFIRMATIVE COVENANTS.....................................................21
  6.1          Corporate Existence.......................................................21
  6.2          Insurance.................................................................21
  6.3          Taxes, Claims for Labor and Materials.....................................21
  6.4          Maintenance of Properties.................................................22
  6.5          Maintenance of Records....................................................22
  6.6          Financial Information and Reports.........................................22






                                      (i)

  6.7          Inspection of Properties and Records......................................24
  6.8          ERISA.....................................................................25
  6.9          Compliance with Laws......................................................25
  6.10         Acquisition and Cancellation of Notes.....................................25
  6.11         Private Placement Number..................................................26

 Section 7     NEGATIVE COVENANTS........................................................26

  7.1          Net Worth.................................................................26
  7.2          Indebtedness..............................................................26
  7.3          Fixed Charge Ratio........................................................26
  7.4          Liens.....................................................................26
  7.5          Merger or Consolidation...................................................27
  7.6          Sale of Assets............................................................27
  7.7          Restricted Investments....................................................28
  7.8          Change in Business........................................................28
  7.9          Transactions with Affiliates..............................................28
  7.10         Consolidated Tax Returns..................................................28

 Section 8     EVENTS OF DEFAULT AND REMEDIES THEREFOR...................................29

  8.1          Nature of Events..........................................................29
  8.2          Remedies on Default.......................................................31
  8.3          Annulment of Acceleration of Notes .......................................31
  8.4          Other Remedies............................................................32
  8.5          Conduct No Waiver; Collection Expenses ...................................32
  8.6          Remedies Cumulative.......................................................32
  8.7          Notice of Default.........................................................32

 Section 9     AMENDMENTS, WAIVERS AND CONSENTS..........................................32

  9.1          Matters Subject to Modification...........................................32
  9.2          Solicitation of Holders of Notes..........................................33
  9.3          Binding Effect............................................................33

 Section 10    FORM OF NOTES, REGISTRATION, TRANSFER,
               EXCHANGE AND REPLACEMENT..................................................33

  10.1         Form of Notes.............................................................33
  10.2         Note Register.............................................................34
  10.3         Issuance of New Notes upon Exchange or Transfer...........................34
  10.4         Replacement of Notes .....................................................34

 Section 11    MISCELLANEOUS.............................................................34

  11.1         Expenses .................................................................34
  11.2         Notices...................................................................35
  11.3         Reproduction of Documents.................................................35
  11.4         Successors and Assigns....................................................35
  11.5         Law Governing.............................................................35






                                      (ii)


  11.6         Headings..................................................................36
  11.7         Counterparts..............................................................36
  11.8         Reliance on and Survival of Provisions....................................36
  11.9         Confidential Information..................................................36
  11.10        Integration and Severability..............................................37

Annex I:       Subsidiaries
Annex II:      Existing Indebtedness
Annex III:     Description of Liens
Annex IV:      Schedule of Insurance
Annex V:       Iowa Franchise Law Disclosure

Exhibit A:     Form of Notes
Exhibit B:     Legal Opinions












                                (iii)

                          CASEY'S GENERAL STORES, INC.

                                 NOTE AGREEMENT



                                                      Dated as of April 15, 1999


To the Purchasers Named
   in Schedule I Hereto

Ladies and Gentlemen:

           CASEY'S GENERAL STORES, INC., an Iowa corporation (the "COMPANY"), agrees with you as follows:

Section 1. DESCRIPTION OF NOTES AND COMMITMENT

           1.1 Description of Notes. The Company has authorized the issuance and sale of $50,000,000 aggregate principal amount of its Notes, as follows: (i) $5,000,000 principal amount, to be dated the date of issuance, to bear interest from such date at the rate of 6.18% per annum until maturity five years after the date of issuance (the "SERIES A NOTES"); (ii) $5,000,000 principal amount, to be dated the date of issuance, to bear interest from such date at the rate of 6.23% per annum until maturity six years after the date of issuance (the "SERIES B NOTES"); (iii) $20,000,000 principal amount, to be dated the date of issuance, to bear interest from such date at the rate of 6.50% per annum until maturity ten years after the date of issuance (the "SERIES C NOTES"); (iv) $7,000,000 principal amount, to be dated the date of issuance, to bear interest from such date at the rate of 6.84% per annum until maturity fifteen years after the date of issuance (the "SERIES D NOTES"); (v) $8,000,000 principal amount, to be dated the date of issuance, to bear interest from such date at the rate of 7.08% per annum until maturity fifteen years after the date of issuance (the "SERIES E NOTES"); and (vi) $5,000,000 principal amount, to be dated the date of issuance, to bear interest from such date at the rate of 7.23% per annum until maturity twenty years after the date of issuance (the "SERIES F NOTES") (collectively, the "NOTES"). Interest on the Notes shall be payable semi-annually on the twenty-third day of April and October of each year, commencing October 23, 1999 and at maturity. Interest on overdue principal (including any overdue required prepayment), premium, if any, and (to the extent legally enforceable) on any overdue installment of interest shall be at a rate of two percent (2%) per annum over the stated rate of the applicable Notes. The Notes shall be substantially in the form of EXHIBIT A hereto. The Series A Notes shall be expressed to mature on April 23, 2004. The Series B Notes shall be expressed to mature on April 23, 2005. The Series C Notes shall be expressed to mature on April 23, 2009. The Series D Notes shall be expressed to mature on April 23, 2014. The Series E Notes shall be expressed to mature on April 23, 2014. The Series F Notes shall be expressed to mature on April 23, 2019. The term "NOTES" as used herein shall include each Note delivered pursuant to this Note Agreement (the "AGREEMENT") and each Note delivered in substitution or exchange therefor and, where applicable, shall include the singular number as well as the plural. Any reference to you in this Agreement shall in all instances be deemed to include any nominee of yours or any separate account or other person on whose behalf you are purchasing Notes.

           1.2 Commitment; Closing Date. Subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to you, as the purchasers named in
Schedule I (the "PURCHASERS"), and you agree to purchase from the Company, Notes in the aggregate principal amount set forth opposite your names in the attached
Schedule I at a price of 100% of the principal amount thereof. Your obligations hereunder are several and not joint obligations and each of you shall have no liability to any Person for the performance or nonperformance by any other Purchaser hereunder.

           Delivery of and payment for the Notes shall be made at the offices of Gardner, Carton & Douglas, 321 North Clark Street, Quaker Tower, Chicago, Illinois 60610, at 9:00 a.m., Chicago Time, on April 23, 1999, or at such later time or on such later date, not later than 5:00 p.m. Chicago Time, on April 30, 1999, as may be mutually agreed upon by the Company and each of the Purchasers (the "CLOSING DATE"). The Notes will be delivered to you in fully registered form, issued in your name or in the name of your nominee. Delivery of the Notes to you on the Closing Date shall be against payment of the purchase price thereof in Federal Funds or other funds in U.S. dollars immediately available at the principal office of UMB Bank, n.a., A.B.A. No. 101000695, for deposit in the Company's Account No. 9870527502. If on the Closing Date the Company shall fail to tender the Notes to you, you shall be relieved of all remaining obligations under this Agreement. Nothing in the preceding sentence shall relieve the Company of any liability occasioned by such failure to deliver the Notes.


Section 2. PREPAYMENT OF NOTES

           2.1 Required Prepayments. In addition to payment of all outstanding principal of the Notes at maturity and regardless of the amount of Notes which may be outstanding from time to time, the Company shall prepay and there shall become due and payable on the twenty-third day of April in each year prepayment of the principal amount of the Series C Notes in the amount of $4,000,000 or such lesser amount as would constitute payment in full on the Series C Notes, commencing April 23, 2005 and ending April 23, 2008 inclusive, with the remaining principal payable at maturity on April 23, 2009. The Company shall prepay and there shall become due and payable on the twenty-third day of April in each year prepayment of the principal amount of the Series D Notes in the amount of $1,000,000 or such lesser amount as would constitute payment in full on the Series D Notes commencing April 23, 2008 and ending April 23, 2013 inclusive, with the remaining principal payable at maturity on April 23, 2014. Each such prepayment shall be at a price of 100% of the principal amount prepaid, together with interest accrued thereon to the date of prepayment.

           2.2 Optional Prepayments. (a) Upon notice as provided in Section 2.3, the Company may, at any time, prepay the Notes, in whole or in part, at any time, in an amount of not less than






                                      (2)

$1,000,000 or in integral multiples of $100,000 in excess thereof at the price set forth in Section 2.2(b).

           (b) Each prepayment made pursuant to paragraph (a) of this Section
2.2 shall be at a price of (i) 100% of the principal amount to be prepaid, plus interest accrued thereon to the date of prepayment, if the Reinvestment Yield, on the applicable Determination Date, equals or exceeds the interest rate payable on or in respect of the applicable Notes, or (ii) 100% of the principal amount to be prepaid, plus interest accrued thereon to the date of prepayment, plus a premium, if the Reinvestment Yield, on such Determination Date, is less than the interest rate payable on or in respect of the applicable Notes. The premium shall equal (x) the aggregate present value of the amount of principal being prepaid (taking into account the manner of application of such prepayment required by Section 2.2(c)) and the present value of the amount of interest (exclusive of interest accrued to the date of prepayment) which would have been payable in respect of such principal absent such prepayment, determined by discounting (quarterly on the basis of a 360-day year composed of twelve 30-day months) each such amount utilizing an interest factor equal to the Reinvestment Yield, less (y) the principal amount to be prepaid.

           (c) Any prepayment pursuant to Section 2.2(a) of less than all of the Notes outstanding shall be applied, to reduce, pro rata, each of the prepayments and the final payment at maturity required by Section 2.1.

           (d) Except as provided in Section 2.1 and this Section 2.2, the Notes shall not be prepayable in whole or in part.

           2.3 Notice of Optional Prepayments. The Company shall give notice of any optional prepayment of the Notes to each holder of the Notes not less than 30 days nor more than 60 days before the date fixed for prepayment, specifying
(i) such date, (ii) the principal amount of the holder's Notes to be prepaid on such date, (iii) the date as of which the premium, if any, will be calculated and (iv) the accrued interest applicable to the prepayment. Notice of optional prepayment having been so given, the aggregate principal amount of the Notes specified in such notice, together with the premium, if any, and accrued interest thereon shall become due and payable on the prepayment date specified in such notice.

           The Company also shall give notice to each holder of the Notes by telecopy, telegram, telex or other same-day written communication, as soon as practicable but in any event not later than two business days prior to the optional prepayment date, of the premium, if any, applicable to such prepayment and the details of the calculations used to determine the amount of such premium.

           2.4 Surrender of Notes on Prepayment or Exchange. Subject to Section 2.5, upon any partial optional prepayment of a Note pursuant to this Section 2 or partial exchange of a Note pursuant to Section 10.3, such Note may, at the option of the holder thereof, (i) be surrendered to the Company pursuant to
Section 10.3 in exchange for a new Note equal to the principal amount remaining unpaid on the surrendered Note, or (ii) be made available to the Company for notation






                                      (3)
thereon of the portion of the principal so prepaid or exchanged. In case the entire principal amount of any Note is prepaid or exchanged, such Note shall, at the written request of the Company, be surrendered to the Company for cancellation and shall not be reissued, and no Note shall be issued in lieu of such Note.

           2.5 Direct Payment. Notwithstanding any other provision contained in the Notes or this Agreement, the Company will pay all sums becoming due on each Note held by you or any subsequent Institutional Holder by wire transfer of immediately available federal funds to such account as you or such subsequent Institutional Holder has designated in Schedule I, or as you or such subsequent Institutional Holder may otherwise designate by written notice to the Company, in each case without presentment and without notations being made thereon, except that any such Note so paid or prepaid in full shall, at the written request of the Company, be surrendered to the Company for cancellation. Any wire transfer shall identify such payment in the manner set forth in Schedule I and shall identify the payment as principal, premium, if any, and/or interest. You and any subsequent Institutional Holder of a Note to which this Section 2.5 applies agree that, before selling or otherwise transferring any such Note, you or it will make a notation thereon of the aggregate amount of all payments of principal theretofore made and of the date to which interest has been paid.

           2.6 Allocation of Payments. If less than the entire principal amount of all the Notes outstanding is to be paid, the Company will prorate the aggregate principal amount to be paid among the outstanding Notes in proportion to the unpaid principal.

           2.7 Payments Due on Saturdays, Sundays and Holidays. In any case where the date of any required prepayment of the Notes or any interest payment date on the Notes or the date fixed for any other payment of any Note or exchange of any Note is a Saturday, Sunday or a legal holiday or a day on which banking institutions in Des Moines, Iowa are authorized by law to close, then such payment, prepayment or exchange need not be made on such date but may be made on the next preceding business day which is not a Saturday, Sunday or a legal holiday or a day on which banking institutions in Des Moines, Iowa are authorized by law to close, with the same force and effect as if made on the due date.


Section 3. REPRESENTATIONS

           3.1 Representations of the Company. As an inducement to, and as part of the consideration for, your purchase of the Notes pursuant to this Agreement, the Company represents and warrants to you as follows:

           (a) Corporate Organization and Authority. The Company is a corporation duly organized and validly existing under the laws of the State of Iowa, has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as presently proposed to be conducted, to enter into and perform the Agreement and to issue and sell the Notes as contemplated in the Agreement.





                                      (4)

           (b) Qualification to Do Business. The Company is duly licensed or qualified and in good standing or existing as a foreign corporation authorized to do business in each jurisdiction where the nature of the business transacted by it or the character of its properties owned or leased makes such qualification or licensing necessary.

           (c) Subsidiaries. The Company has no Subsidiaries, as defined in
Section 5.1, except those listed in ANNEX I, which correctly sets forth the jurisdiction of incorporation and the percentage of the outstanding Voting Stock of each Subsidiary which is owned, of record or beneficially, by the Company and/or one or more Subsidiaries. Each Subsidiary has been duly organized and is validly existing under the laws of its jurisdiction of incorporation and is duly licensed or qualified and in good standing or existence as a foreign corporation in each other jurisdiction where the nature of the business transacted by it or the character of its properties owned or leased makes such qualification or licensing necessary, except where the failure to be so licensed or qualified or in good standing or existence would not, individually or in the aggregate, materially and adversely affect the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole. A list of those jurisdictions wherein each Subsidiary is qualified to do business is set forth in ANNEX I. Each Subsidiary has full corporate power and authority to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted. The Company and each Subsidiary have good and marketable title to all of the shares they purport to own of the capital stock of each Subsidiary, free and clear in each case of any lien or encumbrance, and all such shares have been duly issued and are fully paid and nonassessable.

           (d) Financial Statements. The consolidated balance sheet of the Company and its Subsidiaries as of April 30, 1998 and the related consolidated statements of income, shareholders' equity and cash flows for the year ended April 30, 1998, accompanied by the report and unqualified opinion of KPMG Peat Marwick LLP, independent certified public accountants, copies of which have heretofore been delivered to you, were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein) and present fairly the financial condition and results of operations and cash flows of the Company and its Subsidiaries for and as of the end of such year. The unaudited consolidated balance sheets of the Company and its Subsidiaries as of January 31, 1999 and the related unaudited consolidated condensed statements of income and cash flows for the nine months ended January 31, 1998 and January 31, 1999, copies of which have heretofore been delivered to you, were prepared in accordance with generally accepted accounting principles and present fairly the financial condition of the Company and its Subsidiaries as of such dates and the results of their operations and cash flows for the periods then ended, subject to customary year-end adjustments.

           (e) No Contingent Liabilities or Adverse Changes. Except as disclosed in the Company's Annual Report on Form 10-K for the year ended April 30, 1998 and in the Company's Quarterly Reports for the quarters ended July 31, 1998, October 31, 1998 and January 31, 1999, the Company and its Subsidiaries have no contingent liabilities which are material to the Company and its Subsidiaries taken as a whole other than as indicated on the financial statements described in the foregoing paragraph (d) of this Section 3.1, and since






                                      (5)

April 30, 1998 there have been no material adverse changes in the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole.

           (f) No Pending Litigation or Proceedings. Except as disclosed in the Company's Annual Report on Form 10-K for the year ended April 30, 1998 and in the Company's Quarterly Reports for the quarters ended July 31, 1998, October 31, 1998 and January 31, 1999, there are no actions, suits or proceedings pending or threatened against or affecting the Company and its Subsidiaries, at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which might result, either individually or in the aggregate, in any material adverse change in the business, properties, operations or condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or on the Company's ability to perform its obligations under this Agreement or the Notes.

           (g) Compliance with Law. (i) Neither the Company nor any of its Subsidiaries is: (x) in default with respect to any order, writ, injunction or decree of any court to which it is a named party; or (y) except as disclosed in the Company's Annual Report on Form 10-K for the year ended April 30, 1998 and in the Company's Quarterly Reports for the quarters ended July 31, 1998, October 31, 1998 and January 31, 1999, and in Annex V hereto, in default under any law, rule, regulation, ordinance or order relating to the businesses of the Company and its Subsidiaries (including, but not limited to, its franchise arrangements), the sanctions and penalties resulting from which defaults described in clauses (x) and (y) might have a material adverse effect on the business, properties, operations, assets or condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or on the Company's ability to perform its obligations under this Agreement or the Notes.

                  (ii) Neither the Company nor any Subsidiary nor any Affiliate of the Company is an entity defined as a "designated national" within the meaning of the Foreign Assets Control Regulations, 31 C.F.R. Chapter V, or for any other reason, subject to any restriction or prohibition under, or is in violation of, any Federal statute or Presidential Executive Order, or any rules or regulations of any department, agency or administrative body promulgated under any such statute or Order, concerning trade or other relations with any foreign country or any citizen or national thereof or the ownership or operation of any property.

           (h) Compliance with ERISA.

                  (i) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a material adverse effect on the Company's business, properties or condition, financial or otherwise. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any




                                       (6)

ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate material to the Company's business, properties or condition, financial or otherwise.

                  (ii) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "BENEFIT LIABILITIES" has the meaning specified in section 4001 of ERISA and the terms "CURRENT VALUE" and "PRESENT VALUE" have the meaning specified in section 3 of ERISA.

                  (iii) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are material.

                  (iv) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not material.

                  (v) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section is made in reliance upon and subject to (i) the accuracy of your representation in
Section 3.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you and (ii) the assumption, made solely for the purpose of making such representation, that Department of Labor Interpretive Bulletin 75-2 with respect to prohibited transactions remains valid in the circumstances of the transactions contemplated herein.

         (i) Title to Properties. The Company and each of its Subsidiaries has
(i) good title in fee simple or its equivalent under applicable law to all the real property owned by it and (ii) good title to all other Property owned by it, in each case free from all Liens except (x) those securing Indebtedness of the Company and each of its Subsidiaries, which are listed in the attached ANNEX III and (y) other Liens that would be permitted pursuant to Section 7.4.

         (j) Leases. The Company and each Subsidiary enjoy peaceful and undisturbed possession under all leases under which the Company or any Subsidiary is a lessee or is operating. None of such leases contains any provision which might materially and adversely affect the operation or use of the property so leased. All of such leases are valid and subsisting and the Company and its Subsidiaries are not in default with respect to any such leases.






                                       (7)

         (k) Franchises, Patents, Trademarks and Other Rights. The Company and its Subsidiaries have all franchises, permits, licenses and other authority necessary to carry on their businesses as now being conducted and as proposed to be conducted, and are not in default under any of such franchises, permits, licenses or other authority which are material to their business, Properties, operations or condition, financial or otherwise of the Company and its Subsidiaries taken as a whole. The Company and its Subsidiaries own or possess all patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to the foregoing necessary for the present conduct of their businesses, without any known conflict with the rights of others which might result in any material adverse change in the business, Properties, operations or condition, financial or otherwise of the Company and its Subsidiaries taken as a whole.

         (l) Franchise Agreements. Except as disclosed in the Company's Annual Report on Form 10-K for the year ended April 30, 1998 and in ANNEX V hereto, all franchise agreements between the Company and its Subsidiaries and their respective franchisees are valid and subsisting and the Company and its Subsidiaries are not in default under any such franchise agreements.

         (m) Status of Notes and Sale of Notes. The Agreement and the Notes have been duly authorized on the part of the Company, have been duly executed and delivered by an authorized officer of the Company and constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in equity or at law. The sale of the Notes and compliance by the Company with all of the provisions of this Agreement and of the Notes (i) are within the corporate powers of the Company, (ii) have been duly authorized by proper corporate action, (iii) are legal, (iv) will not violate any provisions of any law or regulation or order of any court, governmental authority or agency and
(v) will not result in any breach of any of the provisions of, or constitute a default under, or result in the creation of any Lien on any property of the Company or its Subsidiaries under the provisions of, any charter document, by-law, loan agreement or other agreement or instrument to which the Company or its Subsidiaries is a party or by which they or their Property may be bound.

         (n) No Defaults. No event has occurred and no condition exists which, upon the issuance of the Notes, would constitute an Event of Default, or with the lapse of time or the giving of notice or both would become an Event of Default, under this Agreement. The Company and its Subsidiaries are not in default under any charter document, by-law, loan agreement or other material agreement or material instrument to which the Company or any Subsidiary is a party or by which they or their Property may be bound, nor has the Company or any Subsidiary obtained at any time in the last 24 months any waivers with respect to any defaults under any loan agreements or other material agreements or instruments other than those waivers that have previously been disclosed to the Purchasers.





                                       (8)

         (o) Governmental Consent. Neither the nature of the Company and its Subsidiaries, their businesses or Properties, nor any relationship between the Company, any Subsidiary and any other Person, nor any circumstances in connection with the offer, issue, sale or delivery of the Notes is such as to require a consent, approval or authorization of, or withholding of objection on the part of, or filing, registration or qualification with, any governmental authority on the part of the Company or any Subsidiary in connection with the execution and delivery of this Agreement or the offer, issue, sale or delivery of the Notes.

         (p) Taxes. All tax returns required to be filed by the Company or any Subsidiary in any jurisdiction have been filed or appropriate extensions have been filed with respect thereto, and all taxes, assessments, fees and other governmental charges upon the Company or any Subsidiary or upon any of their Properties, income or franchises, which are due and payable, have been paid timely or within appropriate extension periods or are being contested in good faith by appropriate proceedings. The Company does not know of any proposed additional tax assessment against it or any Subsidiary for which adequate provision has not been made on its books. The federal income tax liability of the Company and its Subsidiaries has been finally determined by the Internal Revenue Service and satisfied for all taxable years up to and including the taxable year ended April 30, 1997 and no controversy in respect of additional taxes due since such date is pending or to the Company's knowledge threatened. The provisions for taxes on the books of the Company and its Subsidiaries are adequate for all open years and for the current fiscal period.

         (q) Status under Certain Statutes. Neither the Company nor any Subsidiary is: (i) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) a "public utility" as defined in the Federal Power Act, as amended, or (iii) an "investment company" or an "affiliated person" thereof or an "affiliated person" of any such "affiliated person," as such terms are defined in the Investment Company Act of 1940, as amended.

         (r) Private Offering. Neither the Company nor any Subsidiary nor any Affiliate nor agent of the Company or any Subsidiary or any Affiliate has offered any of the Notes or any similar security of the Company or any Subsidiary for sale to, or solicited offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any prospective purchasers other than you and the Other Purchasers, each of which was offered all or a portion of the Notes at private sale for investment. Neither the Company nor anyone acting on its authorization will offer the Notes or any part thereof or any similar securities for issue or sale to, or solicit any offer to acquire any of the same from, anyone so as to bring the issuance and sale of the Notes within the provisions of Section 5 of the Securities Act.

         (s) Effect of Other Instruments. Neither the Company nor any Subsidiary is bound by any agreement or instrument or subject to any charter or other corporate restriction which materially and adversely affects the business, properties, operations, or condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the Company's ability to perform its obligations under this Agreement or the Notes.







                                       (9)

         (t) Use of Proceeds. The Company will apply the proceeds from the sale of the Notes to fund the payment and retirement of certain outstanding Company Indebtedness and general working capital purposes. None of the transactions contemplated in this Agreement (including, without limitation thereof, the use of the proceeds from the sale of the Notes) will violate or result in a violation of Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System (12 C.F.R., Chapter II). Neither the Company nor any Subsidiary owns or intends to carry or purchase any "margin stock" within the meaning of Regulation G, and none of the proceeds from the sale of the Notes will be used to purchase or carry or refinance any borrowing the proceeds of which were used to purchase or carry any "margin stock" or "margin security" in violation of Regulations G, T, U or X.

         (u) Condition of Property. All of the facilities of the Company and its Subsidiaries are in sound operating condition and repair except for facilities being repaired in the ordinary course of business or facilities which individually or in the aggregate are not material to the business, properties, operations, or condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole.

         (v) Books and Records. The Company and each of its Subsidiaries (i) maintains books, records and accounts in reasonable detail which accurately and fairly reflect its transactions and business affairs, and (ii) maintains a system of internal accounting controls sufficient to provide reasonable assurances that transactions are executed in accordance with management's general or specific authorization and to permit preparation of financial statements in accordance with generally accepted accounting principles.

         (w) Full Disclosure. Neither the Company's Annual Report on Form 10-K for the year ended April 30, 1998, its Quarterly Reports on Form 10-Q for the periods ended July 31, 1998, October 31, 1998 and January 31, 1999 and its Annual Report to Stockholders for the year ended April 30, 1998, the financial statements referred to in paragraph (d) of this Section 3.1, nor this Agreement, nor any other statement or document furnished by the Company to you in connection with the negotiation of the sale of the Notes, taken together, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading in light of the circumstances under which they were made. There is no fact known, or which, with reasonable diligence would be known, by the Company which the Company has not disclosed to you in the aforementioned documents or in writing which has a material adverse effect on or, so far as the Company can now foresee, will have a material adverse effect on the business, Property, operations or condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the ability of the Company to perform its undertakings under and in respect of this Agreement and the Notes.

         (x) Environmental Compliance. Other than as disclosed in the Company's Annual Report on Form 10-K for the year ended April 30, 1998 and in the Company's Quarterly Reports for the quarters ended July 31, 1998, October 31, 1998 and January 31, 1999, the Company and each of its Subsidiaries (i) is in compliance in all material respects with all applicable





                                      (10)
environmental, transportation, health and safety statutes and regulations, including, without limitation, regulations promulgated under the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ss.ss.6901 et seq., and (ii) has not acquired, incurred or assumed, directly or indirectly, any material contingent liability in connection with the release or storage of any toxic or hazardous waste or substance into the environment. Other than as disclosed in the Company's Annual Report on Form 10-K for the year ended April 30, 1998 and in the Company's Quarterly Reports for the quarters ended July 31, 1998, October 31, 1998 and January 31, 1999, neither the Company nor any Subsidiary has acquired, incurred or assumed, directly or indirectly, any material contingent liability in connection with a release or other discharge of any hazardous, toxic or waste material, including petroleum, on, in, under or into the environment surrounding any property owned, used or leased by it.

         (y) Outstanding Indebtedness. Except as set forth in ANNEX II, the Company and its Subsidiaries have no outstanding Indebtedness. There exists no default under the provisions of any instrument evidencing such Indebtedness or of any agreement relating thereto.

         (z) Sale of Other Notes. Contemporaneously with the Closing the Company shall sell to the Purchasers and the Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule I.

         3.2 Representations of the Purchasers.

         (a) You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

         (b) You represent that at least one of the following statements is an accurate representation as to each source of funds (a "SOURCE") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

                  (i) if you are an insurance company, the Source does not include assets allocated to any separate account maintained by you in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

                  (ii) the Source is either (i) an insurance company pooled separate account, within the meaning of Prohibited Transaction Exemption ("PTE") 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued






                                      (11)

July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (ii), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                  (iii) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I (c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (iii); or

                  (iv) the Source is a governmental plan; or

                  (v) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (v); or

                  (vi) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA; or

                  (vii) the Source is an "insurance company general account" within the meaning of PTE 95-60 (issued July 12, 1995) and there is no employee benefit plan, treating as a single plan all plans maintained by the same employer or employee organization, with respect to which the amount of general account reserves and liabilities for all contracts held by or on behalf of such plan exceed ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with our state of domicile.

As used in this Section 3.2, the terms "EMPLOYEE BENEFIT PLAN", "GOVERNMENTAL PLAN", "PARTY IN INTEREST" and "SEPARATE ACCOUNT" shall have the respective meanings assigned to such terms in section 3 of ERISA.

Section 4. CLOSING CONDITIONS

           Your obligation to purchase the Notes on the Closing Date shall be subject to the performance by the Company of its agreements hereunder which are to be performed at or prior









                                      (12)
to the time of delivery of the Notes, and to the following conditions to be satisfied on or before the Closing Date:

         4.1 Representations and Warranties. The representations and warranties of the Company contained in this Agreement or otherwise made in writing in connection herewith shall be true and correct on or as of the Closing Date and the Company shall have delivered to you a certificate to such effect, dated the Closing Date and executed by the Chief Executive Officer, the President or the chief financial officer of the Company.

         4.2 Legal Opinions. You shall have received from Gardner, Carton & Douglas, who is acting as your special counsel in this transaction, and from Ahlers, Cooney, Dorweiler, Haynie, Smith & Allbee, P.C., special counsel for the Company, their respective opinions, dated as of such Closing Date, in form and substance satisfactory to you and covering substantially the matters set forth or provided in the attached EXHIBIT B.

         4.3 Events of Default. No event shall have occurred and be continuing on the Closing Date which would constitute an Event of Default, as defined in
Section 8.1, or with notice or lapse of time or both would become such an Event of Default, and the Company shall have delivered to you a certificate to such effect, dated the Closing Date and executed by the Chief Executive Officer, the President or the chief financial officer of the Company.

         4.4 Payment of Fees and Expenses. The Company shall have paid all reasonable fees, expenses, costs and charges, including the fees and expenses of your special counsel, incurred by you through the Closing Date and incident to the proceedings in connection with, and transactions contemplated by, this Agreement and the Notes.

         4.5 Accountants' Letter. You shall have received a letter from the Company's independent certified public accountants acknowledging that you may rely on their opinion accompanying the audited financial statements referred to in Section 3.1(d).

         4.6 Legality of Investment. Your acquisition of the Notes shall constitute a legal investment as of the Closing Date under the laws and regulations of each jurisdiction to which you may be subject (without resort to any "basket" or "leeway" provision which permits the making of an investment without restriction as to the character of the particular investment being made), and such acquisition shall not subject you to any penalty or other onerous condition in or pursuant to any such law or regulation.

         4.7 Private Placement Number. Private placement numbers shall have been obtained from Standard & Poor's Corporation.

         4.8 Proceedings and Documents. All proceedings taken in connection with the transactions contemplated by this Agreement, and all documents necessary to the consummation of such transactions shall be satisfactory in form and substance to you and your special counsel, and you and your special counsel shall have received copies (executed or certified as may be appropriate) of all legal documents or proceedings which you and they may reasonably request.

                                      (13)

Section 5. INTERPRETATION OF AGREEMENT

         5.1 Certain Terms Defined. The terms hereinafter set forth when used in this Agreement shall have the following meanings:

         Affiliate - Any Person (other than a Subsidiary) (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company, (ii) which beneficially owns or holds 5% or more of any class of the Voting Stock of the Company or any Subsidiary or
(iii) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% of the equity interest) of which is beneficially owned or held by the Company or a Subsidiary. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         Agreement - As defined in Section 1.1.

         Capitalized Lease - Any lease the obligation for Rentals with respect to which, in accordance with generally accepted accounting principles, would be required to be capitalized on a balance sheet of the lessee or for which the amount of the asset and liability thereunder, as if so capitalized, would be required to be disclosed in a note to such balance sheet.

         Closing Date - As defined in Section 1.2.

         Code - The Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

         Consolidated Adjusted Net Income - For any period, the gross revenues of the Company and its Subsidiaries for such period less all expenses and other proper charges (including taxes on income), determined on a consolidated basis after eliminating earnings or losses attributable to outstanding minority interests, but excluding in any event:

         (a) any gains or losses on the sale or other disposition of any Property;

         (b) the proceeds of any life insurance policy;

         (c) net earnings and losses of any Subsidiary accrued prior to the date it became a Subsidiary;

         (d) net earnings and losses of any corporation (other than a Subsidiary), substantially all the assets of which have been acquired in any manner by the Company or any Subsidiary, realized by such corporation prior to the date of such acquisition;






                                      (14)

         (e) net earnings and losses of any corporation (other than a Subsidiary) with which the Company or a Subsidiary shall have consolidated or which shall have merged into or with the Company or a Subsidiary prior to the date of such consolidation or merger;

         (f) net earnings of any business entity (other than a Subsidiary) in which the Company or any Subsidiary has an ownership interest unless such net earnings shall have actually been received by the Company or such Subsidiary in the form of cash distributions or readily marketable securities;

         (g) any portion of the net earnings of any Subsidiary which for any reason is unavailable for payment of dividends to the Company or any other Subsidiary;

         (h) earnings resulting from any reappraisal, revaluation or write-up of assets;

         (i) any deferred or other credit representing any excess of the equity in any Subsidiary at the date of acquisition thereof over the amount invested in such Subsidiary;

         (j) any gain arising from the acquisition of any securities of the Company or any Subsidiary;

         (k) any reversal of any contingency reserve, except to the extent that provision for such contingency reserve shall have been made from income arising during such fiscal period or during the period consisting of the four consecutive fiscal quarters immediately following the end of such fiscal period; and

         (l) any other extraordinary gain.

         Consolidated Current Liabilities - The current liabilities of the Company and its Subsidiaries determined in accordance with generally accepted accounting principles.

         Consolidated Income Available for Fixed Charges - For any period, the sum (without duplication) of (i) Consolidated Adjusted Net Income for such period, plus (ii) (to the extent deducted in determining Consolidated Adjusted Net Income), all provisions for any federal, state, or other income taxes made by the Company and its Subsidiaries during such period and (iii) Consolidated Fixed Charges for such period.

         Consolidated Fixed Charges - For any period, the sum of (i) interest expense on all Indebtedness (including the interest component of Rentals under Capitalized Leases and capitalized interest), of the Company and its Subsidiaries on a consolidated basis for such period plus (ii) Rentals of the Company and its Subsidiaries under all leases other than Capitalized Leases for such period.

         Consolidated Indebtedness. All Indebtedness outstanding as of any date of the Company and its Subsidiaries on a consolidated basis.






                                      (15)

         Consolidated Net Tangible Assets - The total assets of the Company and its Subsidiaries determined in accordance with generally accepted accounting principles minus (i) all goodwill, trade names, trademarks, patents, organization expense, unamortized debt discount and similar intangibles properly classified as "intangibles" in accordance with generally accepted accounting principles and (ii) Consolidated Current Liabilities.

         Consolidated Tangible Net Worth - Stockholders' equity of the Company and its Subsidiaries on a consolidated basis, determined in accordance with generally accepted accounting principles less all goodwill, trade names, trademarks, patents, organization expense, unamortized debt discount and similar intangibles properly classified as intangibles in accordance with generally accepted accounting principles.

         Consolidated Total Capitalization - The sum of (i) Consolidated Tangible Net Worth and (ii) Consolidated Indebtedness.

         Default - An event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         Determination Date - The day 2 days before the date fixed for a prepayment pursuant to a notice required by Sections 2.2(b) or 2.3 or the day 2 days before the date of declaration pursuant to Section 8.2.

         ERISA - The Employment Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

         ERISA Affiliate - Any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under Section 414 of the Code.

         Event of Default - As defined in Section 8.1.

         Exchange Act - The Securities Exchange Act of 1934, as amended, and as it may be further amended from time to time.

         Funded Debt - All Indebtedness owed or guaranteed which by its terms matures more than one year from its date of creation or which may be renewed or extended at the option of the obligor for more than a year from such date, whether or not theretofore renewed or extended, including current maturities of such obligations.

         Guaranties - All obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of a Person guaranteeing or, in effect, guaranteeing any Indebtedness, dividend or other obligation, of any other Person in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such Indebtedness or obligation or any property or assets constituting security therefor, (ii) to advance or supply funds (x) for the purchase or payment of such Indebtedness or obligation, (y) to maintain working






                                      (16)
capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation,
(iii) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation, or (iv) otherwise to assure the owner of the Indebtedness or obligation against loss in respect thereof. For the purposes of all computations made under this Agreement, a Guaranty in respect of any Indebtedness for borrowed money shall be deemed to be Indebtedness equal to the principal amount of such Indebtedness for borrowed money which has been guaranteed, and a Guaranty in respect of any other obligation or liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend.

         Indebtedness - (i) All items of borrowed money, including Capitalized Leases, which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liability side of a balance sheet as of the date at which Indebtedness is to be determined, plus
(ii) all Guaranties (other than Guaranties of Indebtedness of the Company by a Subsidiary or of a Subsidiary by the Company), letters of credit and endorsements (other than of notes, bills and checks presented to banks for collection or deposit in the ordinary course of business), in each case to support Indebtedness of other Persons.

         Institutional Holder - Any bank, trust company, insurance company, pension fund, mutual fund or other similar financial institution, including, without limiting the foregoing, any "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, which is or becomes a holder of any Note.

         Investments - All investments made, in cash or by delivery of property, directly or indirectly, in any Person, whether by acquisition of shares of capital stock, indebtedness or other obligations or securities or by loan, advance, capital contribution or otherwise.

         Lien - Any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including any agreement to grant any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to file any financing statement under the Uniform Commercial Code of any jurisdiction in connection with any of the foregoing.

         Multiemployer Plan - Any Plan that is a "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA).

         Noteholder - Any holder of a Note.

         Notes - As defined in Section 1.1.

         PBGC - The Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.







                                      (17)

         Plan - An "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

         Person - Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Permitted Investments - Any Investment consisting solely of the following:

         (a) Investments made in the ordinary course of business in Property and assets to be used in the ordinary course of business of the Company and its Subsidiaries;

         (b) Investments in direct obligations of the United States or any instrumentality or agency thereof the obligations of which are fully guaranteed by the government of the United States;

         (c) Investments in certificates of deposit and banker's acceptances issued by a bank organized under the laws of the United States or any state thereof, having capital, surplus and undivided profits aggregating at least $100,000,000 and whose long-term corporate debt is, at the time of acquisition thereof by the Company, accorded a rating of "A" or better by Moody's Investors Service, Inc., or "A" or better by Standard & Poor's Corporation;

         (d) Investments in debt securities issued by any corporation organized under the laws of the United States or any state thereof whose long-term corporate debt is, at the time of acquisition thereof, accorded a rating of "A" or better by Moody's Investors Service, Inc. or "A" or better by Standard & Poor's Corporation;

         (e) Investments in commercial paper issued by any corporation organized under the laws of the United States or any state thereof, rated in the highest category by Moody's Investors Service, Inc. or Standard & Poor's Corporation;

         (f) Investments in money market funds registered under the Investment Company Act of 1940 which invest in securities which, in the aggregate, have an average rating of "A" or better (or an equivalent) by Moody's Investors Services, Inc. or Standard & Poor's Corporation;

         (g) Investments in tax-exempt municipal obligations issued by governmental entities located in the United States maturing not more than one year from the date of issue and which bear at least a "VMIG-1" by Moody's Investors Services, Inc. or "A-1" by Standard & Poor's Corporation rating; and

         (h) Investments in tax-exempt municipal obligations issued by governmental entities located in the United States maturing more than one year from the date of issue and which bear at





                                      (18)
least a rating of "A-" or better by Moody's Investors Services, Inc. or "A-" or better by Standard & Poor's Corporation.

         Property - Any real or personal or tangible or intangible asset.

         Purchasers - As defined in Section 1.2.

         QPAM Exemption - The Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

         Reinvestment Yield - The sum of (i) the yield set forth on page "USD" of the Bloomberg Financial Markets Service at 11:00 a.m., Central Time on the Determination Date opposite the maturity of the U.S. Treasury Security corresponding to the Weighted Average Life to Maturity, rounded to the nearest month (or, in the absence of availability of the Bloomberg Financial Markets Service, the arithmetic mean of the rates, published for the 5 business days preceding the applicable Determination Date, in the weekly statistical release designated H.15 (519) (or any successor publication) of the Board of Governors of the Federal Reserve System under the caption "U.S. Government Securities-Treasury Constant Maturities" opposite the maturity corresponding to the Weighted Average Life to Maturity, rounded to the nearest month) of the principal amount of the applicable Notes to be prepaid, plus (ii) .50 of 1% with respect to applicable Notes to be prepaid pursuant to Section 2.2(a) or applicable Notes the payment of which has been accelerated with premium pursuant to Section 8.2. If no maturity exactly corresponding to such rounded Weighted Average Life to Maturity shall appear therein, yields for the two most closely corresponding published maturities (one of which occurs prior and the other subsequent to the Weighted Average Life to Maturity) shall be calculated pursuant to the foregoing sentence and the Reinvestment Yield shall be interpolated from such yields on a straight-line basis (rounding in each of such relevant periods, to the nearest month).

         Rentals - As of the date of any determination thereof, all fixed payments (including all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by the Company or a Subsidiary, as lessee or sublessee under a lease of real or personal property, but exclusive of any amounts required to be paid by the Company or a Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes, assessments, amortization and similar charges. Fixed rents under any so-called "percentage leases" shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues.

         Responsible Officer - Any Senior Financial Officer or any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

         Securities Act - The Securities Act of 1933, as amended, and as it may be further amended from time to time.





                                      (19)

         Senior Financial Officer - The chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

         Series A Notes - As defined in Section 1.1.

         Series B Notes - As defined in Section 1.1.

         Series C Notes - As defined in Section 1.1.

         Series D Notes - As defined in Section 1.1.

         Series E Notes - As defined in Section 1.1.

         Series F Notes - As defined in Section 1.1.

         Subsidiary - Any corporation of which more than 50% of the outstanding shares of Voting Stock are owned or controlled by the Company or one or more Subsidiaries.

         Voting Stock - Capital stock of any class of a corporation having power to vote for the election of members of the board of directors of such corporation, or persons performing similar functions (whether or not at the time stock of any class shall have or might have special voting powers or rights by reason of the happening of any contingency).

         Weighted Average Life to Maturity - As applied to any prepayment of principal of the Notes, at any date, the number of years obtained by dividing
(a) the then outstanding principal amount of the Notes to be prepaid into (b) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity, or other required payment, including payment at final maturity, foregone by such prepayment by (ii) the number of years (calculated to the nearest 1/12th) which will elapse between such date and the making of such payment.

         Wholly-Owned - When applied to a Subsidiary, any Subsidiary 100% of the Voting Stock of which is owned by the Company and/or its Wholly-Owned Subsidiaries.

         Terms which are defined in other Sections of this Agreement shall have the meanings specified therein.

         5.2 Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with generally accepted accounting principles in force at the time of determination, except where such principles are inconsistent with the requirements of this Agreement.

         5.3 Valuation Principles. Except where indicated expressly to the contrary by the use of terms such as "fair value," "fair market value" or "market value," each asset, each liability and







                                      (20)
each capital item of any Person, and any quantity derivable by a computation involving any of such assets, liabilities or capital items, shall be taken at the net book value thereof for all purposes of this Agreement. "Net book value", with respect to any asset, liability or capital item of any Person shall mean the amount at which the same is recorded or, in accordance with generally accepted accounting principles, should have been recorded in the books of account of such Person, as reduced by any reserves which have been or, in accordance with generally accepted accounting principles, should have been set aside with respect thereto, without giving effect to any write-up, write-down or write-off, relating thereto which was made after the date of this Agreement.

         5.4 Direct or Indirect Actions. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person.


Section 6. AFFIRMATIVE COVENANTS

         The Company agrees that, for so long as any amount remains unpaid on any Note:

         6.1 Corporate Existence. The Company will maintain and preserve, and will cause each Subsidiary to maintain and preserve, its corporate existence and right to carry on its business and use, and cause each Subsidiary to use, its best efforts to maintain, preserve, renew and extend all of its rights, powers, privileges and franchises necessary to the proper conduct of its business; provided, however, that the foregoing shall not prevent any transaction permitted by Sections 7.5 or 7.6.

         6.2 Insurance. The Company will insure and keep insured at all times all of its properties and all of its Subsidiaries' properties which are of an insurable nature and of the character usually insured by companies operating similar properties, against loss or damage by fire and from other causes customarily insured against by companies engaged in similar businesses in such amounts as are usually insured against by such companies. The Company also will maintain for itself and its Subsidiaries at all times with financially sound and reputable insurers adequate insurance against loss or damage from such hazards and risks to the person and property of others as are usually insured against by companies operating properties similar to the properties of the Company and its Subsidiaries. All such insurance shall be carried with financially sound and reputable insurers accorded a rating of A-XII or better by A.M. Best Company, Inc. Notwithstanding the foregoing, the Company's self-insurance program with respect to property damage and workers compensation, as described in Annex IV hereto, shall satisfy the requirements of this Section 6.2. A summary of insurance presently in force is contained in the attached ANNEX IV.

         6.3 Taxes, Claims for Labor and Materials. The Company will pay and discharge when due, and will cause each Subsidiary to pay and discharge when due, all taxes, assessments and governmental charges or levies imposed upon it or its property or assets, or upon properties leased by it (but only to the extent required to do so by the applicable lease), prior to the date on






                                      (21)
which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien upon its property or assets, provided that neither the Company nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim, the payment of which is being contested in good faith and by proper proceedings that will stay the forfeiture or sale of any property and with respect to which adequate reserves are maintained in accordance with generally accepted accounting principles.

         6.4 Maintenance of Properties. The Company will maintain, preserve and keep, and will cause each Subsidiary to maintain, preserve and keep, its properties (whether owned in fee or a leasehold interest) in good repair and working order, ordinary wear and tear excepted, and from time to time will make all necessary repairs, replacements, renewals and additions.

         6.5 Maintenance of Records. The Company will keep, and will cause each Subsidiary to keep, at all times proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to the business and affairs of the Company or such Subsidiary, in accordance with generally accepted accounting principles consistently applied throughout the period involved (except for such changes as are disclosed in such financial statements or in the notes thereto and concurred with by the independent certified public accountants), and the Company will, and will cause each Subsidiary to, provide reasonable protection against loss or damage to such books of record and account.

         6.6 Financial Information and Reports. The Company will furnish to you and to any other Institutional Holder (in duplicate if you or such other holder so request), the following:

         (a) As soon as available and in any event within 60 days after the end of each of the first three quarterly accounting periods of each fiscal year of the Company, a consolidated balance sheet of the Company and its Subsidiaries as of the end of such period and consolidated statements of earnings and cash flows of the Company and its Subsidiaries for the periods beginning on the first day of such fiscal year and the first day of such quarterly accounting period and ending on the date of such balance sheet, setting forth in comparative form the corresponding consolidated figures for the corresponding periods of the preceding fiscal year, all in reasonable detail prepared in accordance with generally accepted accounting principles consistently applied throughout the period involved (except for changes disclosed in such financial statements or in the notes thereto and concurred with by the Company's independent certified public accountants) and certified by the chief financial officer or chief accounting officer of the Company (i) outlining the basis of presentation, and
(ii) stating that the information presented in such statements presents fairly the financial condition of the Company and its Subsidiaries and the results of operations for the period, subject to customary year-end audit adjustments; provided that so long as the Company shall file a quarterly report on Form 10-Q or any similar form with the Securities and Exchange Commission or any successor agency which contains the information set forth in this paragraph (a) (except that the balance sheet need not be in comparative form), the requirements of this paragraph (a) shall be satisfied by forwarding Form 10-Q to the holder of the Notes within such 60-day period;








                                      (22)

         (b) As soon as available and in any event within 120 days after the last day of each fiscal year a consolidated and a consolidating balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and the related audited consolidated and consolidating statements of earnings, stockholders' equity and cash flows for such fiscal year, in each case setting forth in comparative form figures for the preceding fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles consistently applied throughout the period involved (except for changes disclosed in such financial statements or in the notes thereto and concurred with by independent certified public accountants) and accompanied by a report as to the consolidated balance sheet and the related consolidated statements of KPMG Peat Marwick LLP or any firm of independent public accountants of recognized national standing selected by the Company to the effect that such financial statements have been prepared in conformity with generally accepted accounting principles and present fairly, in all material respects, the financial condition of the Company and its Subsidiaries and that the examination of such financial statements by such accounting firm has been made in accordance with generally accepted auditing standards; provided that so long as the Company shall file an annual report on Form 10-K or any similar form with the Securities and Exchange Commission or any successor agency which contains the information set forth in this paragraph (b), the requirements of this paragraph (b) shall be satisfied by forwarding Form 10-K to the holder of the Notes within such 120-day period;

         (c) Together with the financial statements delivered pursuant to paragraphs (a) and (b) of this Section 6.6, a certificate of the chief financial officer or chief accounting officer, (i) to the effect that such officer has re-examined the terms and provisions of this Agreement and that at the date of such certificate, during the periods covered by such financial reports and as of the end of such periods, the Company is not, or was not, in default in the fulfillment of any of the terms, covenants, provisions and conditions of this Agreement and that no Event of Default, or event which, with the lapse of time or the giving of notice, or both, would become an Event of Default, is occurring or has occurred as of the date of such certificate, during such periods and as of the end of such periods, or if the signer is aware of any such default, event or Event of Default, he shall disclose in such statement the nature thereof, its period of existence and what action, if any, the Company has taken or proposes to take with respect thereto, and (ii) stating whether the Company is in compliance with Sections 7.1 through 7.10 and setting forth, in sufficient detail, the information and computations required to establish whether or not the Company was in compliance with the requirements of Sections 7.1, 7.2, 7.3,
7.4 and 7.6 during the periods covered by the financial reports then being furnished and as of the end of such periods;

         (d) Together with the financial reports delivered pursuant to paragraph
(b) of this Section 6.6, a certificate of the independent certified public accountants (i) stating that in making the examination necessary for expressing an opinion on such financial statements, nothing came to their attention that caused them to believe that there is in existence or has occurred any Event of Default hereunder, or any event (the occurrence of which is ascertainable by accountants in the course of normal audit procedures) which, with the lapse of time or the giving of notice, or both, would become an Event of Default hereunder or, if such accountants shall have obtained knowledge of any such event or Event of Default, describing the nature thereof and the length of








                                      (23)
time it has existed and (ii) acknowledging that holders of the Notes may rely on their opinion on such financial statements;

         (e) Within 15 days after any vice president or internal counsel of the Company obtains knowledge thereof, notice of any litigation not fully covered by insurance or any governmental proceeding pending against the Company or any Subsidiary in which the damages sought exceed $2,000,000 or which might otherwise materially adversely affect the business, property, operations or condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole;

         (f) As soon as available, copies of each financial statement, notice, report and proxy statement which the Company shall furnish to its stockholders generally; copies of each registration statement and periodic report which the Company may file with the Securities and Exchange Commission, and any other similar or successor agency of the Federal government administering the Securities Act, the Exchange Act or the Trust Indenture Act of 1939, as amended; copies of each report relating to the Company or its securities which the Company may file with any securities exchange on which any of the Company's securities may be registered; copies of any orders in any proceedings in which a claim exceeds $2,000,000 or in which the Company's liability may exceed $2,000,000 to which the Company or any of its Subsidiaries is a party, issued by any governmental agency, Federal or state, having jurisdiction over the Company or any of its Subsidiaries; and, except at such times as the Company is a reporting company under Section 13 or 15(d) of the Exchange Act or has complied with the requirements for the exemption from registration under the Exchange Act set forth in Rule 12g-3-2(b), such financial or other information as any holder of the Notes may reasonably determine is required to permit such holder to comply with the requirements of Rule 144A under the Securities Act in connection with the resale by it of the Notes;

         (g) As soon as available, a copy of each other report submitted to the Company or any Subsidiary by independent accountants retained by the Company or any Subsidiary in connection with any interim or special audit made by them of the books of the Company or any Subsidiary; and

         (h) Such additional information as you or such other Institutional Holder of the Notes may reasonably request concerning the Company and its Subsidiaries.

         6.7 Inspection of Properties and Records. The Company will allow, and will cause each Subsidiary to allow, any representative of you or any other Institutional Holder, so long as you or such other Institutional Holder holds any Note, at your expense, to visit and inspect any of its properties, to examine its books of record and account and to discuss its affairs, finances and accounts with its officers and its public accountants (and upon 24 hours notice to the Company, the Company shall authorize such accountants to discuss with you or such Institutional Holder its affairs, finances and accounts), all at such reasonable times and as often as you or such Institutional Holder may reasonably request. So long as an Event of Default or an event which, with the passage of time or the giving of notice, or both, would become an Event of Default has







                                      (24)
occurred and is continuing, the Company agrees to pay the costs of any inspections made pursuant to this Section 6.7.

         6.8 ERISA. The Company will furnish to you and any other Institutional Holder promptly, and in any event within five Business Days after a Responsible Officer becomes aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

         (a) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

         (b) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

         (c) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a material adverse effect on the Company's business, properties or condition, financial or otherwise.

         6.9 Compliance with Laws. The Company will comply, and will cause each Subsidiary to comply, with all laws, rules and regulations relating to its or their respective businesses, other than laws, rules and regulations the failure to comply with which or the sanctions and penalties resulting therefrom, individually or in the aggregate, would not have a material adverse effect on the business, property, operations, or condition, financial or otherwise, of the Company or such Subsidiary, and would not result in the creation of a Lien which, if incurred in the ordinary course of business, would not be permitted by
Section 7.4 on any of the property of the Company or any Subsidiary; provided, however, that the Company and its Subsidiaries shall not be required to comply with laws, rules and regulations the validity or applicability of which are being contested in good faith by the Company or, in the case of Chapter 523H of the 1997 Code of Iowa, as amended, by other parties, and by appropriate proceedings; provided that the failure to comply with such laws, rules or regulations would not have a material adverse effect on the business, properties, operations, assets or condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole.

         6.10 Acquisition and Cancellation of Notes. (a) Neither the Company nor any Subsidiary or Affiliate, directly or indirectly, will repurchase or offer to repurchase or offer to







                                      (25)
repurchase any Notes unless the offer is made to purchase Notes pro rata from all holders at the same time and on the same terms.

         (b) The Company will forthwith cancel any Notes in any manner or at any time acquired by the Company or any Subsidiary or Affiliate and such Notes shall not be deemed to be outstanding for any of the purposes of this Agreement or the Notes.

         6.11 Private Placement Number. The Company consents to the filing of copies of this Agreement with Standard & Poor's Corporation and the National Association of Insurance Commissioners to obtain private placement numbers.

Section 7. NEGATIVE COVENANTS

         The Company agrees that, for so long as any amount remains unpaid on any Note:

         7.1 Net Worth. The Company will not, as of the end of any fiscal quarter, permit its Consolidated Tangible Net Worth to be less than (a) $175,000,000 plus (b) 30% of Consolidated Adjusted Net Income (which for purposes of this clause (b) shall not be less than zero) after April 30, 1999.

         7.2 Indebtedness. The Company will not permit, as of the end of any fiscal quarter, Consolidated Indebtedness to exceed 60% of Consolidated Total Capitalization.

         7.3 Fixed Charge Ratio. The Company will not, as of the end of any fiscal quarter, permit the ratio of Consolidated Income Available for Fixed Charges to Consolidated Fixed Charges for the twelve preceding fiscal quarters, calculated on an aggregate basis for said period, to be less than 1.5 to 1.0.

         7.4 Liens. Neither the Company nor any Subsidiary will cause or permit or hereafter agree or consent to cause or permit in the future (upon the happening of a contingency or otherwise), any of its Property, whether now owned or subsequently acquired, to be subject to a Lien except:

         (a) Liens securing the payment of taxes, assessments or governmental charges or levies or the demands of suppliers, mechanics, repairmen, workmen, materialmen, carriers, warehousers, landlords and other like Persons, or similar statutory Liens, provided that (i) such Liens do not in the aggregate materially reduce the value of any Properties subject to the Liens or materially interfere with their use in the ordinary conduct of the Company's or any Subsidiaries business, (ii) all claims which such Liens secure are not delinquent or are being actively contested in good faith and by appropriate proceedings and (iii) adequate reserves have been established therefor on the books of the Company;

         (b) Liens incurred or deposits made in the ordinary course of business
(i) in connection with worker's compensation, unemployment insurance, social security and other like






                                      (26)
laws, or (ii) to secure the performance of letters of credit, bids, tenders, sales contracts, leases, statutory obligations, surety, appeal and performance bonds and other similar obligations, in each case not incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of Property otherwise than permitted by paragraph (e) below;

         (c) Attachment, judgment and other similar Liens arising in connection with court proceedings, provided that (i) execution and other enforcement are effectively stayed, (ii) all claims which the Liens secure are being actively contested in good faith and by appropriate proceedings and (iii) adequate reserves have been established therefor on the books of the Company, if required by generally accepted accounting principles;

         (d) Liens existing as of March 31, 1999, which Liens are set forth in ANNEX III hereto; and

         (e) Other Liens securing Indebtedness incurred after the date hereof; provided that the Indebtedness secured by such Liens shall not exceed the lesser of the cost or fair market value of the Property; and provided, further, that the aggregate amount of such Indebtedness secured by Liens permitted by this subparagraph (e), shall not, in the aggregate, exceed twenty-five percent (25%) of Consolidated Tangible Net Worth.

         7.5 Merger or Consolidation. The Company will not, and will not permit any Subsidiary to, merge or consolidate with any other Person, except that:

         (a) The Company may consolidate with or merge into any Person or permit any other Person to merge into it, provided that immediately after giving effect thereto,

             (i) The Company is the successor corporation or, if the Company is not the successor corporation, the successor corporation is a corporation organized under the laws of a state of the United States of America or the District of Columbia and shall expressly assume in writing the Company's obligations under the Notes and this Agreement; and

             (ii) There shall exist no Event of Default or event which, with the passage of time or giving of notice, or both, would constitute an Event of Default;

         (b) Any Subsidiary may (i) merge into the Company or another Wholly-Owned Subsidiary or (ii) sell, transfer or lease all or any part of its assets to the Company or to another Wholly-Owned Subsidiary or (iii) merge into any Person which, as a result of such merger, concurrently becomes a Subsidiary, provided in each such instance that there shall exist no Event of Default or event which, with the passage of time or giving of Notice, or both, would constitute an Event of Default.

         7.6 Sale of Assets. During any twelve month period, the Company will not, and will not permit any Subsidiary to, sell, lease, transfer or otherwise dispose of any assets, in one or a








                                      (27)
series of transactions, other than in the ordinary course of business, to any Person, other than to the Company or a Wholly-Owned Subsidiary (collectively a "Disposition"), if after giving effect to such Disposition, the aggregate book value of all Dispositions made during such twelve month period would exceed ten percent (10%) of Consolidated Net Tangible Assets as of the end of the immediately preceding fiscal quarter.

         7.7 Restricted Investments. The Company shall not, nor shall it permit any Subsidiary to, make any Investments except Investments in Permitted Investments which comply with each of the following portfolio requirements:

         (a) Investments in a single issuer (other than the United States government or any agency or instrumentality thereof) shall not exceed the greater of (i) eight percent (8%) of the amount of total Investments of the Company and its Subsidiaries or (ii) $2,500,000;

         (b) Investments in any single money market fund permitted by paragraph
(e) of the definition of Permitted Investments shall not exceed the greater of
(i) 20% of the amount of total Investments of the Company and its Subsidiaries or (ii) $2,500,000;

         (c) No more than 50% of total Investments of the Company and its Subsidiaries shall mature more than one year from the date of acquisition thereof; and

         (d) No more than 25% of total Investments of the Company and its Subsidiaries shall have maturities of 18 months to three (3) years from the date of acquisition thereof.

Notwithstanding the foregoing, in the event that Investments of the Company and its Subsidiaries are less than $1,000,000 in the aggregate, the foregoing portfolio requirements as set forth in subparagraph (a) through (d) above shall not apply.

         7.8 Change in Business. Neither the Company nor any Subsidiary (whether now existing or hereafter acquired or organized) will engage in any business substantially different from the business presently conducted by the Company and its Subsidiaries.

         7.9 Transactions with Affiliates. The Company will not, and will not permit any Subsidiary to, enter into any transaction (including the furnishing of goods or services) with an Affiliate except in the ordinary course of business as presently conducted and on terms and conditions no less favorable to the Company or such Subsidiary than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate.

         7.10 Consolidated Tax Returns. The Company will not file, or consent to the filing of, any consolidated Federal income tax return with any Person other than a Subsidiary, except to the extent that the Company is required under the Code to do otherwise.








                                      (28)

Section 8. EVENTS OF DEFAULT AND REMEDIES THEREFOR

         8.1 Nature of Events. An "Event of Default" shall exist if any one or more of the following occurs:

         (a) Default in the payment of interest on any of the Notes when due and such default shall continue for a period of three days;

         (b) Default in the payment of the principal of any of the Notes or the premium thereon, if any, at maturity, upon acceleration of maturity or at any date fixed for prepayment;

         (c) Default shall occur (i) in the payment of the principal of, premium, or interest on any other Indebtedness of the Company or its Subsidiaries, aggregating in excess of $2,000,000 as and when due and payable (whether by lapse of time, declaration, call for redemption or otherwise), (ii) under any mortgage, agreement or other instrument of the Company or any Subsidiary securing such Indebtedness or under or pursuant to which such Indebtedness aggregating in excess of $2,000,000 is issued, (iii) under any leases other than Capitalized Leases of the Company or any Subsidiary, with aggregate Rentals in excess of $2,000,000 or (iv) with respect to any combination of the foregoing involving Indebtedness and/or Rentals aggregating in excess of $2,000,000 regardless of whether such defaults would be Events of Default hereunder, and (x) any such defaults with respect to the payment of money shall continue, unless waived, beyond the period of grace, if any, allowed with respect thereto and, (y) solely in the case of any default not involving the payment of money, the sums due thereunder shall have been accelerated and such acceleration shall not have been annulled;

         (d) Default in the observance or performance of Sections 7.1, 7.2, 7.3, 7.5, 7.6, 7.8, 7.9 and 7.10 and Section 8.7.

         (e) Default in the observance or performance of any other covenant or provision of this Agreement which default is not remedied within 30 days after the earlier of the date (a) a Responsible Officer of the Company knew of such default or (b) on which written notice of such default is provided to the Company by any Noteholder;

         (f) Any representation or warranty made by the Company in this Agreement, or made by the Company in any written statement or certificate furnished by the Company in connection with the issuance and sale of the Notes or furnished by the Company pursuant to this Agreement, proves incorrect in any material respect as of the date of the issuance or making thereof;

         (g) Any judgments, writs or warrants of attachment or any similar processes individually or in the aggregate in excess of $2,000,000 shall be entered or filed against the Company or any Subsidiary or against any property or assets of either and remain unpaid, unvacated, unbonded or unstayed (through appeal or otherwise) for a period of 60 days after the Company or any Subsidiary receives notice thereof;







                                      (29)

         (h) If (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings,
(iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $2,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder (as used in Section 8.1(h), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA); and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a material adverse effect; or

         (i) The Company or any Subsidiary shall

                  (i) generally not pay its debts as they become due or admit in writing its inability to pay its debts generally as they become due;

                  (ii) file a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the Federal Bankruptcy Code, or any similar applicable bankruptcy or insolvency law, as now or in the future amended (herein collectively called "Bankruptcy Laws"), or an answer or other pleading admitting or failing to deny the material allegations of such a petition or seeking, consenting to or acquiescing in relief provided for under the Bankruptcy Laws;

                  (iii) make an assignment of all or a substantial part of its property for the benefit of its creditors;

                  (iv) seek or consent to or acquiesce in the appointment of a receiver, liquidator, custodian or trustee of it or for all or a substantial part of its property;

                  (v)   be finally adjudicated a bankrupt or insolvent;

                  (vi) be subject to the entry of a court order, which shall not be vacated, set aside or stayed within 30 days from the date of entry, appointing a receiver, liquidator, custodian or trustee of it or for all or a substantial part of its property, or entering of an order for relief pursuant to an involuntary case, or effecting an arrangement in,








                                      (30)
         bankruptcy or for a reorganization pursuant to the Bankruptcy Laws or for any other judicial modification or alteration of the rights of creditors; or

             (vii) be subject to the assumption of custody or sequestration by a court of competent jurisdiction of all or a substantial part of its property, which custody or sequestration shall not be suspended or terminated within 30 days from its inception.

         8.2 Remedies on Default. When any Event of Default described in paragraphs (a) through (h) of Section 8.1 has happened and is continuing, the holder or holders of at least 25% in principal amount of the Notes then outstanding may by notice to the Company declare the entire principal, together with the premium set forth below, and all interest accrued on all Notes to be, and such Notes shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are expressly waived. Notwithstanding the foregoing, when (i) any Event of Default described in paragraphs (a) or (b) of Section 8.1 has happened and is continuing, any holder may by notice to the Company declare the entire principal, together with the premium set forth below, and all interest accrued on the Notes then held by such holder to be, and such Notes shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are expressly waived and (ii) where any Event of Default described in paragraph (i) of Section 8.1 has happened, then all outstanding Notes shall immediately become due and payable without presentment, demand or notice of any kind. Upon the Notes or any of them becoming due and payable as aforesaid, the Company will forthwith pay to the holders of such Notes the entire principal of and interest accrued on such Notes, plus a premium in the event that the Reinvestment Yield shall, on the Determination Date, be less than the interest rate payable on or in respect of the Notes. Such premium shall equal (x) the aggregate present value of the principal so accelerated and the aggregate present value of the interest which would have been payable in respect of such principal absent such accelerated payment, determined by discounting (quarterly on the basis of a 360-day year composed of twelve 30-day months) each such amount utilizing an interest factor equal to the Reinvestment Yield, less (y) the principal amount to be accelerated.

         8.3 Annulment of Acceleration of Notes. The provisions of Section 8.2 are subject to the condition that if the principal of and accrued interest on the Notes have been declared immediately due and payable by reason of the occurrence of any Event of Default described in paragraphs (a) through (h), inclusive, of Section 8.1, the holder or holders of 66-2/3% in aggregate principal amount of the Notes then outstanding may, by written instrument furnished to the Company, rescind and annul such declaration and the consequences thereof, provided that (i) at the time such declaration is annulled and rescinded no judgment or decree has been entered for the payment of any monies due pursuant to the Notes or this Agreement, (ii) all arrears of interest upon all the Notes and all other sums payable under the Notes and under this Agreement (except any principal, interest or premium on the Notes which has become due and payable solely by reason of such declaration under Section 8.2) shall have been duly paid and (iii) each and every other Event of Default shall have been cured or waived; and provided further, that no such rescission and annulment shall extend to or affect any subsequent default or Event of Default or impair any right consequent thereto.









                                      (31)

         8.4 Other Remedies. Subject to the provisions of Section 8.3, if any Event of Default shall be continuing, any holder of Notes may enforce its rights by suit in equity, by action at law, or by any other appropriate proceedings, whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Agreement or in the Notes or in aid of the exercise of any power granted in this Agreement, and may enforce the payment of any Note held by such holder and any of its other legal or equitable rights.

         8.5 Conduct No Waiver; Collection Expenses. No course of dealing on the part of any holder of Notes, nor any delay or failure on the part of any holder of Notes to exercise any of its rights, shall operate as a waiver of such rights or otherwise prejudice such holder's rights, powers and remedies. If the Company fails to pay, when due, the principal of, or the interest on, any Note, or fails to comply with any other provision of this Agreement, the Company will pay to each holder, to the extent permitted by law, on demand, such further amounts as shall be sufficient to cover the reasonable cost and expenses, including but not limited to reasonable attorneys' fees, incurred by such holders of the Notes in collecting any sums due on the Notes or in otherwise enforcing any of their rights.

         8.6 Remedies Cumulative. No right or remedy conferred upon or reserved to any holder of Notes under this Agreement is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right or remedy given under this Agreement or now or hereafter existing under any applicable law. Every right and remedy given by this Agreement or by applicable law to any holder of Notes may be exercised from time to time and as often as may be deemed expedient by such holder, as the case may be.

         8.7 Notice of Default. With respect to Events of Default or claimed defaults, the Company will give the following notices:

         (a) The Company promptly will furnish to each holder of a Note notice in writing by registered or certified mail, return receipt requested, of the occurrence of an Event of Default or a Default. Such notice shall specify the nature of such default, the period of existence thereof and what action the Company has taken or is taking or proposes to take with respect thereto.

         (b) If the holder of any Note or of any other evidence of Indebtedness of the Company or any Subsidiary gives any notice or takes any other action with respect to a claimed default, the Company will forthwith give written notice to the extent of the Company's knowledge thereof to each holder of the then outstanding Notes, describing the notice or action and the nature of the claimed default.

Section 9. AMENDMENTS, WAIVERS AND CONSENTS

         9.1 Matters Subject to Modification. Any term, covenant, agreement or condition of this Agreement may, with the consent of the Company, be amended, or compliance therewith






                                      (32)
may be waived (either generally or in a particular instance and either retroactively or prospectively), if the Company shall have obtained the consent in writing of the holder or holders of at least 66-2/3% in aggregate principal amount of outstanding Notes; provided, however, that, without the written consent of the holder or holders of all of the Notes then outstanding, no such waiver, modification, alteration or amendment shall be effective which will (i) change the time of payment (including any required prepayment) of the principal of or the interest on any Note, (ii) reduce the principal amount thereof or the premium, if any, or reduce the rate of interest thereon, (iii) change any provision of any instrument affecting the preferences between holders of the Notes or between holders of the Notes and other creditors of the Company, or
(iv) change any of the provisions of Section 8.1, Section 8.2, Section 8.3 or this Section 9.

         For the purpose of determining whether holders of the requisite principal amount of Notes have made or concurred in any waiver, consent, approval, notice or other communication under this Agreement, Notes held in the name of, or owned beneficially by, the Company, any Subsidiary or any Affiliate thereof, shall not be deemed outstanding.

         9.2 Solicitation of Holders of Notes. The Company will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement or the Notes unless each holder of the Notes (irrespective of the amount of Notes then owned by it) shall concurrently be informed thereof by the Company and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Section 9 shall be delivered by the Company to each holder of outstanding Notes forthwith following the date on which the same shall have been executed and delivered by the holder or holders of the requisite percentage of outstanding Notes. The Company will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of the Notes as consideration for or as an inducement to the entering into by any holder of the Notes of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to each holder of the then outstanding Notes.

         9.3 Binding Effect. Any such amendment or waiver shall apply equally to all the holders of the Notes and shall be binding upon them, upon each future holder of any Note and upon the Company whether or not such Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right related thereto.


Section 10. FORM OF NOTES, REGISTRATION, TRANSFER, EXCHANGE AND REPLACEMENT

         10.1 Form of Notes. The Notes initially delivered under this Agreement will be in the form of fully registered Notes in the forms attached as EXHIBIT
A. The Notes are issuable only in








                                      (33)
fully registered form and in denominations of at least $1,000,000 (or the remaining outstanding balance thereof, if less than $1,000,000).

         10.2 Note Register. The Company shall cause to be kept at its principal office a register (the "NOTE REGISTER") for the registration and transfer of the Notes. The names and addresses of the holders of Notes, the transfer thereof and the names and addresses of the transferees of the Notes shall be registered in the Note Register. The Company may deem and treat the person in whose name a
Note is so registered as the holder and owner thereof for all purposes and shall not be affected by any notice to the contrary, until due presentment of such Note for registration of transfer as provided in this Section 10.

         10.3 Issuance of New Notes upon Exchange or Transfer. Upon surrender for exchange or registration of transfer of any Note at the office of the Company designated for notices in accordance with Section 11.2, the Company shall execute and deliver, at its expense, one or more new Notes of any authorized denominations requested by the holder of the surrendered Note, each dated the date to which interest has been paid on the Notes so surrendered (or, if no interest has been paid, the date of such surrendered Note), but in the same aggregate unpaid principal amount as such surrendered Note, and registered in the name of such person or persons as shall be designated in writing by such holder. Every Note surrendered for registration of transfer shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Note or by his attorney duly authorized in writing. The Company may condition its issuance of any new Note in connection with a transfer by any Person on compliance by the transferee with the representations required under Section 3.2, by Institutional Holders in compliance with Section 2.5 and on the payment to the Company of a sum sufficient to cover any stamp tax or other governmental charge imposed in respect of such transfer.

         10.4 Replacement of Notes. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of any Note, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company or in the event of such mutilation upon surrender and cancellation of the Note, the Company, without charge to the holder thereof, will make and deliver a new Note, of like tenor in lieu of such lost, stolen, destroyed or mutilated Note. If any such lost, stolen or destroyed Note is owned by you or any other Institutional Holder, then the affidavit of an authorized officer of such owner setting forth the fact of loss, theft or destruction and of its ownership of the Note at the time of such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no further indemnity shall be required as a condition to the execution and delivery of a new Note, other than a written agreement of such owner (in form reasonably satisfactory to the Company) to indemnify the Company.


Section 11. MISCELLANEOUS

         11.1 Expenses. Whether or not the purchase of Notes herein contemplated shall be consummated, the Company agrees to pay directly all reasonable expenses in connection with the preparation, execution and delivery of this Agreement and the transactions contemplated by this









                                      (34)

Agreement, including, but not limited to, out-of-pocket expenses, filing fees of Standard & Poor's Corporation in connection with obtaining a private placement number, charges and disbursements of special counsel, photocopying and printing costs and charges for shipping the Notes, adequately insured, to you at your home office or at such other address as you may designate, and all similar expenses (including the reasonable fees and expenses of counsel) relating to any amendments, waivers or consents in connection with this Agreement or the Notes, including, but not limited to, any such amendments, waivers or consents resulting from any work-out, renegotiation or restructuring relating to the performance by the Company of its obligations under this Agreement and the Notes. The Company also agrees that it will pay and save you harmless against any and all liability with respect to stamp and other documentary taxes, if any, which may be payable, or which may be determined to be payable in connection with the execution and delivery of this Agreement or the Notes (but not in connection with a transfer of any Notes), whether or not any Notes are then outstanding. The obligations of the Company under this Section 11.1 shall survive the retirement of the Notes.

         11.2 Notices. Except as otherwise expressly provided herein, all communications provided for in this Agreement shall be in writing and delivered or sent by registered or certified mail, return receipt requested, or by overnight courier (i) if to you, to the address set forth below your name in
Schedule I, or to such other address as you may in writing designate, (ii) if to any other holder of the Notes, to such address as the holder may designate in writing to the Company, and (iii) if to the Company, to Casey's General Stores, Inc., One Convenience Boulevard, Ankeny, Iowa 50021, Attention: Treasurer, or to such other address as the Company may in writing designate.

         11.3 Reproduction of Documents. This Agreement and all documents relating hereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by you at the closing of the purchase of the Notes (except the Notes themselves), and
(iii) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process, and you may destroy any original document so reproduced. The Company agrees and stipulates that any such reproduction which is legible shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence; provided that nothing herein contained shall preclude the Company from objecting to the admission of any reproduction on the basis that such reproduction is not accurate, has been altered or is otherwise incomplete.

         11.4 Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

         11.5 Law Governing. This Agreement shall be governed by and construed in accordance with the laws of the State of Iowa. No provision of this Agreement may be waived, changed or modified, or the discharge thereof acknowledged, orally, except by an agreement in








                                      (35)
writing signed by the party against whom the enforcement of any waiver, change, modification or discharge is sought.

         11.6 Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         11.7 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart or reproduction thereof permitted by Section 11.3.

         11.8 Reliance on and Survival of Provisions. All covenants, representations and warranties made by the Company herein and in any certificates delivered pursuant to this Agreement, whether or not in connection with a closing, (i) shall be deemed to have been relied upon by you, notwithstanding any investigation heretofore or hereafter made by you or on your behalf and (ii) shall survive the delivery of this Agreement and the Notes.

         11.9 Confidential Information. For the purposes of this Section 11.9, "CONFIDENTIAL INFORMATION" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure,
(b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under Section 6.6(e) that are otherwise publicly available. You will maintain such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 11.9, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 11.9), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 11.9), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate, (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response









                                      (36)
to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 11.9 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 11.9.

         11.10 Integration and Severability. This Agreement embodies the entire agreement and understanding between you and the Company, and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any one or more of the provisions contained in this Agreement or in any Note, or application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement and in any Note, and any other application thereof, shall not in any way be affected or impaired thereby.












                                      (37)

         IN WITNESS WHEREOF, the Company and the Purchaser have caused this Agreement to be executed and delivered by their respective officer or officers thereunto duly authorized.

                              CASEY'S GENERAL STORES, INC.

                              By: /s/ Ronald M. Lamb
                                  -----------------------------
                              Title: President/CEO

                              ATTEST:

                              By: /s/ John Harmon
                                  -----------------------------
                              Title: Secretary/Treasurer

                              PRINCIPAL LIFE INSURANCE COMPANY

                              By:  Principal Capital Management, LLC,
                                   a Delaware limited liability company,
                                   its authorized signatory

                              By: /s/ JoEllen J. Watts
                                  -----------------------------
                              Title: Counsel

                              By: /s/ Clint Woods
                                  -----------------------------
                              Title: Counsel

                              PRINCIPAL LIFE INSURANCE COMPANY, ON
                              BEHALF OF ONE OR MORE SEPARATE
                              ACCOUNTS

                              By:  Principal Capital Management, LLC,
                                   a Delaware limited liability company,
                                   its authorized signatory

                              By: /s/ JoEllen J. Watts
                                  -----------------------------
                              Title: Counsel

                              By: /s/ Clint Woods
                                  -----------------------------
                              Title: Counsel









                                      (38)

                              COMMERCIAL UNION LIFE INSURANCE
                              COMPANY OF AMERICA, a Delaware
                              corporation

                              By:  Principal Life Insurance Company,
                              an Iowa corporation,
                              its attorney-in-fact

                              By: /s/ JoEllen J. Watts
                                  ------------------------------
                                  Title: Counsel

                              By: /s/ Clint Woods
                                  ------------------------------
                                  Title: Counsel

                              AMERUS LIFE INSURANCE COMPANY

                              By: /s/ Roger D. Fors
                                  ------------------------------
                                  Title:. Vice President Investment Management & Research

                              By
                                  ------------------------------

                              Title:
                                    ----------------------------

                             AMERICAN INVESTORS LIFE
                                INSURANCE COMPANY

                              By: /s/ Roger D. Fors
                                  ------------------------------
                              Title: Vice President Investment Management & Research

                              By:
                                  ------------------------------

                              Title:
                                    ----------------------------

                              TMG LIFE INSURANCE COMPANY

                              By: /s/ Constance L. Keller
                                  ------------------------------
                              Title: Director, Private Placement


                              By: /s/ Michael J. Steppe
                                  ------------------------------
                              Title: Senior Vice President


                              MODERN WOODMEN OF AMERICA

                              By: /s/ L. L. Schreiber
                                  ------------------------------
                              Title: Actuary






                                      (39)

                              AMERITAS LIFE INSURANCE CORP.
                              by Ameritas Investment Advisors, Inc. as Agent

                              By: /s/ Patrick J. Henry
                                  ---------------------------------
                              Title: Vice President-Fixed Income Securities
































                                      (40)

                                   SCHEDULE I

               Principal Amount of Series A Notes to be Purchased

Name and Address of Purchaser                              Principal Amount of
                                                           Series A Notes

Principal Life Insurance Company                           $1,000,000
on behalf of one or more separate accounts
c/o Principal Capital Management, LLC
801 Grand Avenue
Des Moines, Iowa 50392-0301

All notices with respect to the Notes, except with respect to payment, should be sent to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, IA  50392-0800
         Attn:    Investment Securities
         Facsimile:  515/248-2490
         Confirmation:  515/248-3495

All notices with respect to payments on the Notes should be sent to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, IA  50392-0960
         Attn:    Investment Accounting - Securities
         Facsimile: 515/248-2643
         Confirmation: 515/247-0689

All payments with respect to the Notes are to be made by noon New York time by a wire transfer of immediately available funds to:

         Citibank New York
         ABA No.: 021000089
         To Credit Account No.: 36858201

         For Further Credit to Principal Life - Dupont Separate
         Account No.: 847958

         OBI PFGSE (S) B0062159( ) Casey's General Store
         Tax Identification No.:  42-0127290

         Deliver Notes to Douglas A. Drees at Address of Purchaser






                                      (41)

                                   SCHEDULE I

               Principal Amount of Series A Notes to be Purchased

Name and Address of Purchaser                           Principal Amount of
                                                        Series A Notes

Principal Life Insurance Company                        $4,000,000
c/o Principal Capital Management, LLC
801 Grand Avenue
Des Moines, Iowa 50392-0301

All notices with respect to the Notes, except with respect to payment, should be sent to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, IA  50392-0800
         Attn:    Investment Securities
         Facsimile:  515/248-2490
         Confirmation:  515/248-3495

All notices with respect to payments on the Notes should be sent to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, IA  50392-0960
         Attn:    Investment Accounting - Securities
         Facsimile:  515/248-2643
         Confirmation: 515/247-0689

All notices with respect to the Notes are to be made by a wire transfer of immediately available funds to:

         Norwest Bank Iowa, N.A.
         ABA No.: 073000228
         7th and Walnut Streets
         Des Moines, Iowa 50309
         For credit to Principal Life Insurance Company
         Account No.:  0000014752

         OBI PFGSE (S) B0062159( )Casey's General Store
         Tax Identification No.:  42-0127290

         Deliver Notes to Douglas A. Drees at Address of Purchaser







                                      (42)

                                   SCHEDULE I

               Principal Amount of Series B Notes to be Purchased

Name and Address of Purchaser                              Principal Amount of
                                                           Series B Notes

Principal Life Insurance Company                           $3,000,000
c/o Principal Capital Management, LLC
801 Grand Avenue
Des Moines, Iowa 50392-0301

All notices with respect to the Notes, except with respect to payment, should be sent to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, IA  50392-0800
         Attn:  Investment Securities
         Facsimile:  515/248-2490
         Confirmation:  515/248-3495

All notices with respect to payments on the Notes should be sent to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, IA  50392-0960
         Attn:  Investment Accounting - Securities
         Facsimile:  515/248-2643
         Confirmation:  515/247-0689

All payments with respect to the Notes are to be made by a wire transfer of immediately available funds to:

                  Norwest Bank Iowa, N.A.
                  7th and Walnut Streets
                  Des Moines, Iowa  50309
                  ABA No. 073 000 228
                  For credit to Principal Life Insurance Company
                  Account No.: 0000014752

                  OBI PFGSE (S) B0062160() Casey's General Store
                  Tax Identification No.:  42-0127290

                  Deliver Notes to Douglas A. Drees at Address of Purchaser







                                      (43)

                                   SCHEDULE I

               Principal Amount of Series B Notes to be Purchased

Name and Address of Purchaser                                Principal Amount of
                                                             Series B Notes

Principal Life Insurance Company                             $2,000,000
on behalf of one or more Separate Accounts
c/o Principal Capital Management, LLC
801 Grand Avenue
Des Moines, Iowa 50392-0301

All notices with respect to the Notes, except with respect to payment, should be sent to:

         Principal Capital Management LLC
         801 Grand Avenue
         Des Moines, IA  50392-0800
         Attn:  Investment Securities
         Facsimile:  515/248-2490
         Confirmation:  515/248-3495

All notices with respect to payments on the Notes should be sent to:

         Principal Capital Management LLC
         801 Grand Avenue
         Des Moines, IA  50392-0960
         Attn:  Investment Accounting - Securities
         Facsimile:  515/248-2643
         Confirmation:  515/247-0689

All payments with respect to the Notes are to be made by a wire transfer of immediately available funds to:

                  Norwest Bank Iowa, N.A.
                  7th and Walnut Streets
                  Des Moines, Iowa  50309
                  ABA No.: 073000228
                  For credit to Principal Life Insurance Company
                  Account No.:  0000032395

                  OBI PFGSE (S) B0062160() Casey's General Store
                  Tax Identification No.:  42-0127290

                  Deliver Notes to Douglas A. Drees at Address of Purchaser







                                      (44)

                                   SCHEDULE I

               Principal Amount of Series C Notes to be Purchased

Name and Address of Purchaser                              Principal Amount of
                                                           Series C Notes

TMG Life Insurance Company                                 $3,000,000
c/o The Mutual Group (U.S.), Inc.
401 North Executive Drive, Suite 300
Brookfield, WI 53008-0503
Attention:  Connie Keller
Phone:  414/641-4022
Facsimile:  414/641-4055

All notices with respect to the Notes, except with respect to payment should be sent to:

TMG Life Insurance Company
c/o The Mutual Group (U.S.), Inc.
401 North Executive Drive, Suite 300
Brookfield, WI 53008-0503
Telephone:  414/641-4027
Facsimile:  414/641-4055

All notices of payment with respect to the Notes should be sent to:

TMG Life Insurance Company
c/o The Mutual Group (U.S.), Inc.
Attn: Tamie Greenwood
401 North Executive Drive, Suite 300
Brookfield, WI 53008-0503
Telephone:  414/641-4027
Facsimile:  414/641-4055









                                      (45)

                                   SCHEDULE I

All payments with respect to the Notes are to be by wire transfer of immediately available funds to:

                  Norwest Bank Minnesota, N.A.
                  ABA No.:  091000019
                  Account No.:  0000840245
                  Trust Wire Clearing (Must be on line 2)

                  FFC:I.C. 13097100 Casey's General Stores PPN:
                  P=                 I=
                  End Balance =


Name of Nominee in which Notes are to be issued:  TMG Life Insurance Company

Taxpayer I.D. No.: 45-0208990


















                                      (46)

                                   SCHEDULE I

               Principal Amount of Series C Notes to be Purchased

Name and Address of Purchaser                           Principal Amount of
                                                        Series C Notes

Commercial Union Life Insurance
Company of America                                      $1,500,000
c/o Principal Capital Management, LLC
801 Grand Avenue
Des Moines, Iowa  50392-0301


All notices with respect to the Notes, except with respect to payment should be sent to:

         Commercial Union Life Insurance
         Company of America
         c/o Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, Iowa 50392-0800
         Attn: Investment-Securities-Jon Davidson
         Facsimile: 515/248-2490
         Confirmation: 515/248-3495

All notices of payment with respect to the Notes should be sent to:

         Commercial Union Life Insurance
         Company of America
         c/o Principal Capital Management, LLC
         711 High Street
         Des Moines, Iowa 50392-0960
         Attn: Investment Accounting-Securities
         Facsimile:  515/248-2643
         Confirmation: 515/247-0689









                                      (47)

All payments with respect to the Notes are to be made by noon New York time by wire transfer of immediately available funds to:

         First Union (Philadelphia)
         ABA No.: 031201467
         1500 Market Street
         Philadelphia, PA 19102-2509
         Attn: Joe Aman
         DDA 5000012398064 for further credit to Account No. 060073-02-4 (Commercial Union Life Insurance Company of America/Principal) OBI PFGSE (S) B0062161( ) Casey's General Store

         Tax Identification No.:  04-2235236
         Deliver Notes to Douglas A. Drees at Address of Purchaser





















                                      (48)

                                   SCHEDULE I

               Principal Amount of Series C Notes to be Purchased

Name and Address of Purchaser                               Principal Amount of
                                                            Series C Notes

AmerUs Life Insurance  Company                              $5,000,000
c/o AmerUs Capital Management
699 Walnut Street, Suite 1700
Des Moines, Iowa 50309

All notices with respect to the Notes, except with respect to payment, should be sent to:

c/o AmerUs Capital Management
699 Walnut Street, Suite 1700
Des Moines, Iowa 50309
Attn.: Steve Sweeney
Telephone:  515/362-3542
Facsimile: 515/283-3434

All notices with respect to payments on the Notes should be sent to:

c/o AmerUs Capital Management
699 Walnut Street, Suite 1700
Des Moines, Iowa 50309
Att.:  Dan Owens
Telephone:  515/283-3431
Facsimile:  515/283-3434

The Notes to be delivered to:

Bankers Trust Company
16 Wall Street, 4th Floor
Window 44
FAO: AmerUs Life Insurance Co., A/C #097446
New York, New York 10015
Richard McCormack  212/618-2230
Lorraine Squires  212/618-2200


















                                      (49)

                                   SCHEDULE I

         Principal Amount of Series C Notes to be Purchased (continued)

All payments with respect to the Notes are to be made by a wire transfer of immediately available funds to:

Bankers Trust Company
New York, New York
ABA #021001033
Credit Account #99911145
For Further Credit Account #097446
AmerUs Life Insurance Co.
Ref: Issue name, coupon, maturity date

AmerUs Life Insurance Co. Tax ID #42-0175020

Register bonds in the name of SALKELD & CO. (Bankers Trust's nominee name)

Salkeld & Co. Tax ID #13-6065491


















                                      (50)

                                   SCHEDULE I

               Principal Amount of Series C Notes to be Purchased

Name and Address of Purchaser                                Principal Amount of
                                                             Series C Notes

Modern Woodmen of America                                    $7,000,000


All payments with respect to the Note are to be by wire transfer of immediately available funds to:

The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60675
ABA No. 071-000-152
Account Name:  Modern Woodmen of America
Account No. 84352

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN NO. 147528 C* 2 and the due date and application (as among principal, premium and interest) of the payment being made.

All notices with respect to the Note should be sent to:

Modern Woodmen of America
Attn:  Investment Accounting Department
1701 First Avenue
Rock Island, Illinois 61201

All notices with respect to the Note, except with respect to payment should be sent to:

Modern Woodmen of America
Attn:  Investment Department
1701 First Avenue
Rock Island, IL 61201









                                      (51)

                                   SCHEDULE I

               Principal Amount of Series C Notes to be Purchased

Name and Address of Purchaser                            Principal Amount of
                                                         Series C Notes

Ameritas Life Insurance Corp.                            $3,500,000



All notices with respect to the Note, with respect to payment and written confirmations of such wire transfers should be sent to:

Ameritas Life Insurance Corp.
5900 "O" Street
Lincoln, Nebraska 68510-2234
Attn.:  James Mikus
Facsimile: 402/467-6970

All notices with respect to the Note should be sent to:

Ameritas Life Insurance Corp.
5900 "O" Street
Lincoln, Nebraska 68510-2234
Attn.:  James Mikus

All payments with respect to the Note are to be by wire transfer of immediately available funds to:

U.S. Bank
ABA #104-000-029
Ameritas Life Insurance Corp.
Account No.:  1-494-0070-0188
Re: Description of Note; Principal & Interest Breakdown with sufficient information to identify the source and application of such funds.









                                      (52)

                                   SCHEDULE I

               Principal Amount of Series D Notes to be Purchased

Name and Address of Purchaser                              Principal Amount of
                                                           Series D Notes

Principal Life Insurance Company                           $2,000,000
on behalf of one or more Separate Accounts
c/o Principal Capital Management, LLC
801 Grand Avenue
Des Moines, Iowa 50392-0301

All notices with respect to the Notes except with respect to payment, should be sent to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, IA  50392-0800
         Attn:    Investment Securities
         Facsimile:  515/248-2490
         Confirmation:  515/248-3495

All notices with respect to payments on the Notes should be sent to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, IA  50392-0960
         Attn:    Investment Accounting - Securities
         Facsimile:  515/248-2643
         Confirmation:  515/247-0689

All payments with respect to the Notes are to be made by a wire transfer of immediately available funds to:

         Norwest Bank Iowa, N.A.
         7th and Walnut Streets
         Des Moines, Iowa 50309
         ABA No. 073000228
         For credit to Principal Life Insurance Company
         Account No.: 0000032395
         OBI PFGSE (S) B0062162( ) Casey's General Store

         Tax Identification No.:  42-0127290
         Deliver Notes to Douglas A. Drees at Address of Purchaser







                                      (53)

                                   SCHEDULE I

               Principal Amount of Series D Notes to be Purchased

Name and Address of Purchaser                              Principal Amount of
                                                           Series D Notes

Principal Life Insurance Company                           $4,000,000
c/o Principal Capital Management, LLC
801 Grand Avenue
Des Moines, Iowa 50392-0301

All notices with respect to the Notes, except with respect to payment, should be sent to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, IA  50392-0800
         Attn:  Investment Securities
         Facsimile:  515/248-2490
         Confirmation:  515/248-3495

All notices with respect to payments on the Notes should be sent to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, IA  50392-0960
         Attn:  Investment Accounting - Securities
         Facsimile:  515/248-2643
         Confirmation:  515/247-0689

All payments with respect to the Notes are to be made by a wire transfer of immediately available funds to:

         Norwest Bank Iowa, N.A.
         7th and Walnut Streets
         Des Moines, Iowa 50309
         ABA No. 073000228
         For credit to:   Principal Life Insurance Company
         Account No.: 0000014752
         OBI PFGSE (S) B0062162( ) Casey's General Store

         Tax Identification No.:  42-0127290
         Deliver Notes to Douglas A. Drees at Address of Purchaser









                                      (54)

                                   SCHEDULE I

               Principal Amount of Series D Notes to be Purchased

Name and Address of Purchaser                               Principal Amount of
                                                            Series D Notes

Principal Life Insurance Company                            $1,000,000
c/o Principal Capital Management, LLC
801 Grand Avenue
Des Moines, Iowa 50392-0301

All notices with respect to the Notes, except with respect to payment, should be sent to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, IA  50392-0800
         Attn:    Investment Securities
         Facsimile:  515/248-2490
         Confirmation:  515/248-3495

All notices with respect to payments on the Notes should be sent to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, IA  50392-0960
         Attn:    Investment Accounting - Securities
         Facsimile:  515/248-2643
         Confirmation:  515/247-0689

All payments with respect to the Notes are to be made by a wire transfer of immediately available funds to:

         Norwest Bank Iowa, N.A.
         7th and Walnut Streets
         Des Moines, Iowa 50309
         ABA No. 073000228
         For credit to Principal Life Insurance Company
         Account No.: 0000014752
         OBI PFGSE (S) B0062162( ) Casey's General Store

         Tax Identification No.:  42-0127290
         Deliver Notes to Douglas A. Drees at Address of Purchaser













                                      (55)

                                   SCHEDULE I

               Principal Amount of Series E Notes to be Purchased

Name and Address of Purchaser                              Principal Amount of
                                                           Series E Notes

Principal Life Insurance Company                           $3,000,000
c/o Principal Capital Management, LLC
801 Grand Avenue
Des Moines, Iowa 50392-0301

All notices with respect to the Notes, except with respect to payment, should be sent to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, IA  50392-0800
         Attn:    Investment Securities
         Facsimile:  515/248-2490
         Confirmation:  515/248-3495

All notices with respect to payments on the Notes should be sent to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, IA  50392-0960
         Attn:    Investment Accounting - Securities
         Facsimile:  515/248-2643
         Confirmation:  515/247-0689

All payments with respect to the Notes are to be made by a wire transfer of immediately available funds to:

         Norwest Bank Iowa, N.A.
         7th and Walnut Streets
         Des Moines, Iowa 50309
         ABA No. 073 00228
         For credit to:             Principal Life Insurance Company
         Account No.: 0000014752
         OBI PFGSE (S) B0062163( ) Casey's General Store

         Tax ID #42-0127290
         Deliver Notes to Douglas A. Drees at Address of Purchaser










                                      (56)

                                   SCHEDULE I

               Principal Amount of Series E Notes to be Purchased

Name and Address of Purchaser                               Principal Amount of
                                                            Series E Notes

American Investors Life Insurance Company                   $5,000,000
c/o AmerUs Capital Management
699 Walnut Street, Suite 1700
Des Moines, Iowa 50309

All notices with respect to the Notes, except with respect to payment, should be sent to:

c/o AmerUs Capital Management
699 Walnut Street, Suite 1700
Des Moines, Iowa 50309
Attn.: Steve Sweeney
Telephone:  515/362-3542
Facsimile:  515/283-3434

All notices with respect to payment on the Notes should be sent to:

c/o AmerUs Capital Management
699 Walnut Street, Suite 1700
Des Moines, Iowa 50309
Attn.:  Dan Owens
Telephone:  515/283-3431
Facsimile: 515/283-3434

The Notes to be delivered to:

Bankers Trust Company
16 Wall Street, 4th Floor
Window 44
FAO: American Investors Life Insurance Co., A/C #093398
New York, New York 10015
Richard McCormack - 212/618-2230
Lorraine Squires - 212/618-2200

All payments with respect to the Notes are to be made by a wire transfer of immediately available funds to:










                                      (57)

Bankers Trust Company
New York, New York
ABA #021001033
Credit Account #99911145
For Further Credit Account #093398
American Investors Life Insurance Co.
Re: Issue name, coupon, maturity date






























                                      (58)

                                   SCHEDULE I

         Principal Amount of Series E Notes to be Purchased (continued)

American Investors Life Insurance Co. Tax ID #48-0696320

Register bonds in the name of SALKELD & CO. (Bankers Trust's nominee name)

Salkeld & Co. Tax ID #13-6065491































                                      (59)

                                   SCHEDULE I

               Principal Amount of Series F Notes to be Purchased

Name and Address of Purchaser                               Principal Amount of
                                                            Series F Notes

Principal Life Insurance Company                            $5,000,000
on behalf of one or more Separate Accounts
c/o Principal Capital Management, LLC
801 Grand Avenue
Des Moines, Iowa 50392-0301

All notices with respect to the Notes, except with respect to payment, should be sent to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, IA  50392-0800
         Attn:    Investment Securities
         Facsimile:  515/248-2490
         Confirmation:  515/248-3495

All notices with respect to payments on the Notes should be sent to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, IA  50392-0960
         Attn:    Investment Accounting - Securities
         Facsimile:  515/248-2643
         Confirmation:  515/247-0689

All payments with respect to the Notes are to be made by a wire transfer of immediately available funds to:

         Norwest Bank Iowa, N.A.
         7th and Walnut Streets
         Des Moines, Iowa 50309
         ABA No. 073000228
         For credit to Principal Life Insurance Company
         Account No.: 0000032395
         OBI PFGSE (S) B0062164( ) Casey's General Store

         Tax Identification No.:  42-0127290
         Deliver Notes to Douglas A. Drees at Address of Purchaser















                                      (60)






--------------------------------------------------------------------------------




                                     ANNEX I

                                  SUBSIDIARIES


                                                                                   Percentage of
                           Jurisdiction                                            Voting Stock
Name of                         of                  Qualified to                   owned by
Subsidiary                 Incorporation            do Business in                 Company
----------                 -------------            --------------                 -------------



Casey's Services               Iowa                  Iowa, Illinois,                    100%
Company                                              Missouri,
                                                     Kansas, Minnesota,
                                                     Wisconsin, Indiana,
                                                     South Dakota,
                                                     Nebraska


Casey's Marketing              Iowa                  Iowa, Missouri,                    100%
Company                                              Wisconsin,
                                                     Indiana, Illinois


Casey's East                   Iowa                  Iowa, Indiana                      100%
Central, Inc.*



Casey's Enterprises,           Iowa                  Iowa, Indiana                      100%
LLC*



* Expected to become effective as of May 1, 1999

                                    ANNEX II


                             EXISTING INDEBTEDNESS*



PAYABLE TO:                                                AMOUNT

Donald Nielsin                                       $    43,399.13
McCormick                                                 40,000.00
Leasetec Corp.                                         2,813,093.18
Nanco                                                     22,328.01
Bank Service Department                                   31,267.89
Walthal                                                   72,465.43
Walthal                                                   67,461.82
Haynes                                                    16,992.67
Haynes                                                    16,992.67
Haynes                                                    16,992.67
Edel-Gerlock                                              24,711.64
Starburst, Inc.                                           44,878.18
Starburst, Inc.                                           40,202.33
Four M. Dev.                                              45,531.98
Hamville, Inc.                                            46,881.93
Hamville, Inc.                                            44,043.24
Hamville, Inc.                                            46,881.93
Canyon Co.                                                47,799.28
Wagner                                                    55,298.39
Wagner                                                    54,549.94
Carsrud, Inc.                                             67,333.25
Carsrud, Inc.                                             67,333.25
Carsrud, Inc.                                             67,333.25
Neymeyer                                                  47,099.13
Stone                                                    169,346.12
Huff                                                      84,533.82
Huff                                                     105,667.24
Huff                                                     105,667.24
Huff                                                     105,667.24
Jungman Oil                                               76,132.94
West Bend Serv                                            97,373.76
J. & V. Klemm                                             92,461.65
Buckwood, Inc.                                           112,290.47
Jon Proehl                                               112,290.47
Jon Proehl                                                97,414.36
Jon Proehl                                               100,552.83
J. & y's Ltd.                                            120,663.24
J. & K. Cahail                                           120,663.24
J. & K. Cahail                                           120,663.24

J. & K. Cahail                                           120,663.24
J. & K. Cahail                                            60,331.74
J. & K. Cahail                                           120,663.24
Doco Ltd.                                                118,848.65
Donald Peck                                              108,489.95
Demico Corp.                                              98,766.42
Demico Corp.                                             109,815.69
Sully Ent.                                                83,156.66
Logli                                                     53,241.76
Principal Financial                                   10,434,990.82
7.70% Senior Notes                                    18,000,000.00
7.38% Senior Notes                                    30,000,000.00
Jaak, Inc.                                                61,869.15
6.55% Senior Notes                                    18,000,000.00
                                                  -----------------
                                                     $82,833,096.37



* As of March 31, 1999

                                    ANNEX III


                              Description of Liens*

Payable To:                          Balance:             Property Address
-----------                          --------             ----------------
DONALD NIELSEN                       $43,399.13           339 S. LINCOLN
                                                          WEST POINT, NE 68788

PRINCIPAL FINANCIAL              $10,434,990.82           CORPORATE HEADQUARTERS
                                                          ANKENY, IOWA   50021
                                 --------------
                                 $10,478,389.95





*As of March 31, 1999

                                INSURANCE SUMMARY
                                    PREPARED
                                       FOR

                          CASEY'S GENERAL STORES, INC.




















                                 Presented By:
                                                Roger A. Hoyt, CPCU, ARM
                                                Gary Nordquist, CPCU
                                                Account Executives
                                                LaMair-Mulock-Condon Co.
                                                January 1999


This is a general description of the policies. It is not intended to replace the insurance contract. Please refer to the actual policy for contractual wording and coverage provisions. In the event of any differences or ambiguities between the above and the policy wording, the policy wording shall prevail.

                                 Self-Insurance

I.      Workers' Compensation
        - As set forth in this Annex IV, the Company self-insures its Workers' Compensation coverage for the states of Iowa, Missouri, and Kansas. Iowa has a $350,000 retention level and both Missouri and Kansas have a $275,000 retention level. Excess insurance has been purchased for each state over those retention levels.

II.     Property Coverage
        - Outside of the scheduled property locations described in this Annex IV, all Company locations are self-insured.

III.    Physical Damage
        - All of the physical damage to the Company's automobile and truck fleet is self-insured.


                               Insurance Summary


                                    Attached

                          CASEY'S GENERAL STORES, INC.

                                ACCOUNT PERSONNEL


     ACCOUNT EXECUTIVE                   DIRECT DIAL NUMBER         E-MAIL ADDRESS
     -----------------                   ------------------         --------------

     Roger A. Hoyt, CPCU, ARM                 237-0117              rogerh@lmcins.com

     Gary M. Nordquist, CPCU, ARM             237-0123              garyn@lmcins.com

     ACCOUNT MANAGER
     ---------------

     Pam Baker                                237-0167              pamb@lmcins.com

     ACCOUNT COORDINATOR
     -------------------

     Lori Godbey, AAM                         237-0114              lorig@lmcins.com

     CLAIMS
     ------

     Markie Lamer, AIC                        237-0108              markiel@lmcins.com

     CLAIMS SPECIALIST
     -----------------

     Doug Eckermann                           237-0153              douge@lmcins.com

     LOSS CONTROL SERVICES
     ---------------------

     Greg D. Sieck, ALCM                      237-0147

     ACCOUNTING
     ----------

     Amy Kuennen                              237-0130              amyk@lmcins.com

     BOND
     ----

     Joyce Herbert, AFSB                      237-0103              joyceh@lmcins.com

     Nancy Schwarz                            237-0109              nancys@lmcins.com

     Melissa Evans                            237-0111              melissa@lmcins.com


                                 (515) 244-0166
                          NATIONAL WATS (800) 677-1529
                               FAX (515) 244-9535
                              HTTP://WWW.LMCINS.COM

                          CASEY'S GENERAL STORES, INC.



NAMED INSUREDS

1.        Casey's General Stores, Inc.

2.        Casey's Services Company

3.        Casey's Marketing Company

4. Casey's General Stores, Inc. - Construction Division and Consolidated Building Systems, Inc.

5.        Broadway Distributing Co., A Partnership

6.        Tri-State Stores, Ltd.

7.        Impact Stores Corp.

8.        Centurion Sales Company, Inc.

9.        Casey's Lease Plan Company, A Partnership

10. Amended and Restated Casey's General Stores, Inc. Employee Profit Sharing and Stock Ownership Plan & Trust

11. The Named Insured includes all subsidiaries, affiliated, associated, controlled or allied companies, corporation or firms as now or hereafter constituted for which the Named Insured has responsibility for placing insurance and for which similar coverage is not otherwise more specifically provided. GL - AL - WC - Aviation - Lead UL


ADDITIONAL INSUREDS

         See attached list.


MORTGAGEES

         See attached list.


LOSS PAYEES

         See attached list.

                          CASEY'S GENERAL STORES, INC.

                            REAL & PERSONAL PROPERTY


INSURANCE CO:  Federal Insurance Co. (Chubb)    POLICY PERIOD:  7-1-98/99
                                                POLICY NO:      50514

PREMISES INSURED

Per attached schedule - Retail Stores (Items 6 through 16) on schedule are subject to a $250,000 Deductible. All other retail stores are self-insured.

PROPERTY COVERED

Real & Personal Property per the attached schedule. Excludes underground tanks and their contents. Refer to policy for additional property excluded.

AMOUNT OF INSURANCE

Per attached statement of values
Blanket Loss Limit per occurrence - $32,552,226

SUB-LIMITS

Boiler and Machinery - $10,000,000. Property Damage and Time Element Combined. Vehicle Property Damage - $4,500,000 On Premises
Flood - $10,000,000 Per Occurrence and Aggregate - Loc. 1 & 2 - Endt. #3
Flood - $1,000,000 Per Occurrence and Aggregate - Loc. 3
Earthquake - $10,000,000 Per Occurrence and Aggregate - Loc. 1 & 2 - Endt. #2 Earthquake - $1,000,000 Per Occurrence and Aggregate - Loc. 3
Newly Acquired Property - $1,000,000 Real Property 60 Days Reporting
                          $  250,000 Personal Property
Unscheduled Location - $250,000 30 Days Reporting
Transit - $100,000 Per Unit/$250,000 Per Occurrence. $1,000 in custody salespeople or shipped by U.S. Mail - Registered Mail Only Exhibition Floater - $100,000
Extra Expense - $1,000,000* Ankeny Only - 50% Monthly Limitation
                $   50,000 All Other
Accounts Receivable - $1,000,000
Valuable Papers - $1,000,000
Builders Risk (Course of Construction) - $500,000 Any one site.  $100,000 In
        Transit - Endt. #1
        $500,000 Aggregate Per Occurrence
Debris Removal
        Scheduled Locations - 20% of Loss + Deductible + $250,000 Maximum
        180 Day Reporting Requirement
        Unscheduled Locations - $25,000
Pollution Clean Up - $25,000 Per Occ./$50,000 Agg - 180 Day Reporting
  Requirement
Consequential Loss/Service Interruption - $50,000 Direct Damage
     Water & Power only                   $25,000 Extra Expense Inc. 1,000,000
                                                   for Loc 1 & 2
                                          $1,500,000 Direct Damage at Loc. 1& 2
                                                   Excluding Boiler & Machinery
                                                   Breakdown
Fire Department Service Charges - $10,000
Inventory or Appraisal - $10,000
International Air Shipments - $25,000



*Correction ordered

                          CASEY'S GENERAL STORES, INC.

PERILS INSURED

All Risk - Subject to exclusions, terms & conditions

COINSURANCE CLAUSE

N/A

DEDUCTIBLE - ENDT. # 5

Loc. 1-5 and Loc. 17                                   $     10,000
Other Locations - Retail Stores                        $    250,000
Flood & Earthquake                                     $     25,000
Transit & Exhibition Floater                           $      5,000
Shipments via Registered Mail                          $        500
Builders Risk                                          $     10,000

VALUATION

EDP Hardware - Replacement Cost
EDP Software - Reproduction Cost
Valuable Papers - Reproduction Cost
Real Property - Replacement Cost Including Building Ordinance Coverage Finished Stock - Selling Price Personal Property of Others - Legal Liability plus your cost of labor & material All Other - Replacement Cost

TERMS & CONDITIONS

1.      Agreed Amount Included in Form
2.      Unintentional Errors and Omissions - Included in Form
3.      90 Day Notice of Cancellation - Endt. #7
4.      Broad Form Named Insured Endorsement - Endt. #11
5.      Brands & Labels - Endt. #8
6.      Boiler & Machinery Perils Included - Endt. #10
7.      Additional Property Exclusions - Endt. #6

NOTED CONDITIONS

Non-Reporting
Contractors Equipment Exclusion - Endt. #6
Liability of Motor Carrier Exclusion - Endt. #6
Warehousemen's Liability - Endt. #6
Inflatable structure and their contents excluded - Endt. #6
Underground Tanks and their contents excluded - Endt. #6
Note Vacancy Provisions - No coverage for freezing or leakage if heat is not maintained. No coverage for vandalism or theft if a burglary alarm system is not maintained.

Refer to policy for further terms, conditions, exclusions & limitations.

                          CASEY'S GENERAL STORES, INC.

                                    FINE ARTS

INSURANCE CO:  Federal Insurance Co. (Chubb)  POLICY PERIOD:  07-01-98/99
                                              POLICY #:       50514


PREMISES INSURED

Anywhere within coverage territory.


TERRITORY

Anywhere within or in transit within & between, the continental limits of the United States of America, Hawaii, Puerto Rico and Canada.


PROPERTY COVERED

Scheduled Fine Arts


AMOUNT OF INSURANCE

Per attached schedule


PERILS INSURED

Risk of Direct Physical Loss subject to policy terms, conditions & exclusions.


DEDUCTIBLE

$2,500


VALUATION

Agreed Value Per Schedule


COINSURANCE

Nil

                          CASEY'S GENERAL STORES, INC.

                                GENERAL LIABILITY

INSURANCE CO:   Employers Mutual Casualty Co.         POLICY PERIOD:  7-1-98/99


LIMITS OF LIABILITY                                 LIMITS*
-------------------                                 -------

A)  Bodily Injury and Property Damage            $      750,000  Per Occurrence
B)  Personal Injury & Advertising Injury         $      750,000  Per Person
C)  Medical Payments                             $        5,000  Per Person
D)  Fire Legal                                   $      750,000  Per Fire
E)  General Aggregate on A, B, C & D             $    1,750,000
F)  Products & Completed Operations
    Hazard Aggregate                             $    1,750,000

*  Limits are excess of $250,000 SIR


SELF-INSURED RETENTION

  $    250,000  Per Occurrence
  $    250,000  Each Person - Advertising/Personal Injury
  $  5,000,000  Aggregate Retention Combined with Auto Liability & Workers' Compensation
                (Adjustable based on 4.7% of W.C. Payroll - $111,180,581 Estimated payroll)
  $    250,000  Each loss - Day Care Endorsement

SIR is satisfied by damages, additional payments & legal expenses


DEFENSE COST

Right, Not Duty - Unless EMC believes Total Damages, Additional Payments and
               Legal Expenses are > than $250,000 then Right and Duty.
In addition to Limits
Satisfy SIR
No Pro-Rating

SETTLEMENT AUTHORITY

1. Casey's Permission Required for all Settlements and Expenses < than $250,000 if EMC believes potential Total Injury & Damage amount will not exceed the SIR.

2.   EMC to consult with Casey's prior to settling any suit > than $250,000.

COVERAGES

    Premises Operations
    Independent Contractors
    Products & Completed Operations
    Liquor Liability

                          CASEY'S GENERAL STORES, INC.

SPECIAL CONDITIONS

   1.     General Aggregate Applies Per Location
   2.     Blanket Additional Insureds
   3.     Fellow Employee - Managers & Supervisors and/or Executive Officers -
          BI & PI
   4.     Employment Related Practices Exclusion
   5.     Engineer's Professional Liability Endorsement
   6.     Knowledge of Occurrence
   7.     Unintentional Failure to Disclose Hazards - Included in General
          Conditions
   8.     90 Day Notice of Cancellation
   9.     Extension of Personal Injury Liability
  10.     Products / Completed Operations Hazard Redefined (Products on
          Premises)
  11.     Watercraft Endorsement - Owned Watercraft < than 50'
  12.     Broad Form Named Insured
  13.     Amendment of Bodily Injury Definition
  14.     Volunteer Workers included as Insured Persons
  15.     Misdelivery of Liquid Products Liability
  16.     Aggregate Deductible - Combined Coverages
  17.     Liquor Liability Endorsement
  18.     Nuclear Energy Liability Exclusion
  19.     Asbestos Exclusion
  20.     Contractual Liability - Railroads
  21.     Amendment of Pollution Exclusion - Exception for Building Heating
          Equipment
  22.     Amendment of Other Insurance Condition (Occurrence Version)
  23. Day Care Sexual, Physical, Mental or Emotional Abuse or Molestation Liability (with Self Insured Retention)
  24. Pollution Exclusion Amendment - for damage caused by gasoline while being dispensed from a gas pump by a customer


PREMIUM BASIS

Composite Rating Applies                         119.0052  Rate per # of Stores
                                           $          951  # of Stores
                                           $      113,174  Premium


Refer to policy for further Terms, Conditions, Exclusion & Limitations.

                          CASEY'S GENERAL STORES, INC.

                                   AUTOMOBILE

INSURANCE CO:  Employers Mutual Casualty Co.     POLICY PERIOD:  7-1-98/99

LIMITS OF LIABILITY

Bodily Injury and                       $     1,000,000  Each Occurrence
Property Damage                                          Combined Single Limit

PIP                                           Statutory

Medical Payments                        $         5,000  Each Person

Uninsured/Underinsured Motorist
                                        $     1,000,000  Each Accident

Comprehensive                               No Coverage

Collision                                   No Coverage

DEDUCTIBLE

 1)            $250,000  Each Accident
 2) $5,000,000 Aggregate Retention Combined with General Liability & Workers' Compensation
 3)   Adjustable based on 4.7% of W.C. Payroll - $111,180,581 Estimated Payroll.
 4) Policy Limits are Reduced by Deductible Payments. Deductible Payments for Additional Payments will not Reduce Policy Limits.

DEFENSE COSTS

Satisfy Deductible
Provided in Addition to Limit

SPECIAL CONDITIONS

      1) Hired and Non-Owned Auto Coverage - No Coverage for Hired Auto Physical Damage
      2)  Fellow Employee Exclusion Deleted
      3)  Pollution Liability Broadened Coverage for Owned Autos
      4)  Additional Insured - UNO-Ven Company
      5)  90 Day Notice of Cancellation
    * 6)  Executive Officers as Insureds
      7)  Prejudgment Interest
      8)  Knowledge of Occurrence
      9) Unintentional Failure to Disclose Hazards - Included in General Conditions
     10)  Broad Form Named Insured
     12)  Aggregate Deductible - combined coverages
     13)  Additional Insured - Lessor
     14)  Employees As Insureds
     15)  MCS 90 Endorsement

* Employers indicates this is included in the coverage as written. Ordered clarification.

                          CASEY'S GENERAL STORES, INC.

PREMIUM BASIS

Composite Rating Applies - 619.5952/Power Unit - 378 Power Units -
$54,252 Premium
                         .7684 Deductible Credit Factor





FILLINGS

MSC - 90
Form F - Casey's Services Company:  Kansas, Minnesota, Nebraska
         Casey's General Services, Inc.:  Nebraska
         Casey's Marketing Company:  Nebraska


Refer to policy for further terms, conditions, exclusions & limitations.

                          CASEY'S GENERAL STORES, INC.

                              WORKERS' COMPENSATION

INSURANCE CO:  Employers Mutual Casualty Co.      POLICY PERIOD:  7-1-98/99


COVERAGE A

Statutory - In the states of         IL, IN, KS, MN, MO, NE & SD

COVERAGE B - EMPLOYER'S LIABILITY

$   1,000,000  Each Accident
$   1,000,000  Disease - Policy Limit
$   1,000,000  Disease - Each Employee

EXPERIENCE MODIFICATION

1.49 -1998 Final

ENDORSEMENTS

Other States Insurance:  All states except:  ME, NV, ND, OH, WA, WY, IA, KS, MO, and WI
Limited Foreign Coverage Endorsement - $5,000 Repatriation Expense
Notification of Change in Ownership Endorsement
USL&HW
Voluntary Comp.
Broad Form Named Insured Endorsement
90 Days Notice of Cancellation
Ohio Employers Liability Endorsement
Stop Gap Employers Liability - NV, ND, WA, WV, & WY Knowledge of Occurrence Deletion of Employers Liability Exclusion (In Stop Gap EL endorsement) for members of Flying Crew
Aggregate Deductible - Combined Coverages
Deductible Endorsement
Designated Workplaces Exclusion - Iowa, Wisconsin
Qualified Self-Insurer Exclusion Endorsement - IA

PREMIUM BASIS

Per the attached schedule

DEDUCTIBLE

$        350,000  Each Occurrence
$        350,000  Each Claim for Disease
$      5,000,000  Aggregate Retention Combined with Auto Liability & General
                  Liability (Adjustable based on 4.7% of W.C. Payroll -
                  111,180,581 Estimated payroll)
Deductible is applicable to Claim Settlement & Allocated Loss Adjustment Expense. Deductible reduces Employers Liability limits - Damages only - not ALAE.


Refer to policy for further terms, conditions, exclusions & limitations.

                          CASEY'S GENERAL STORES, INC.

                         WORKERS' COMPENSATION SCHEDULE


                        CLASSIFICATION                              CLASS CODE             PAYROLL
                        --------------                              ----------             -------

                           ILLINOIS
                           --------
Electric Wiring - Within Building & Drivers                            5190          $        348,242

Contractor-Executive Supervisor Construction Superintendent            5606          $        155,000

Drivers, Chauffeurs and their Helpers Noc                              7380          $        745,087

Grocery Dealer - Retail & D                                            8006          $     22,407,197

Salespersons - Outside                                                 8742          $      1,170,452

                           INDIANA
                           -------

Grocery Dealer - Retail & D                                            8006          $      1,338,332

Salespersons - Outside                                                 8742          $         33,983

                            KANSAS
                            ------

Electric Wiring - Within Building & Drivers                            5190          $        110,972

Drivers, Chauffeurs and their Helpers Noc                              7380          $        190,826

Grocery Dealer - Retail & D                                            8006          $      7,670,862

Salespersons - Outside                                                 8742          $        428,277

                          MINNESOTA
                          ---------

Electric Wiring - Within Building & Drivers                            5190          $         72,421

Drivers, Chauffeurs and their Helpers Noc                              7380          $         75,000

Grocery Dealer - Retail & D                                            8006          $      4,536,925

Salespersons - Outside                                                 8742          $        278,159

                           MISSOURI
                           --------

Grocery Dealer - Retail & D                                            8006          $     18,848,016

Salespersons - Outside                                                 8742          $      1,249,276

Contractor-Exec Supervisor Construction                                5606          $        121,107
    Superintendent
Electric Wiring - Within Building & Drivers                            5190          $        415,100

Drivers, Chauffeurs and their Helpers Noc                              7380          $        878,186

                          CASEY'S GENERAL STORES, INC.

                        NEBRASKA
                        --------
Drivers, Chauffeurs and their Helpers Noc                              7380          $        165,127

Grocery Dealer - Retail & D                                            8006          $      4,366,104

Salespersons - Outside                                                 8742          $        220,280

Electric Wiring - Within Building & Drivers                            5190          $         64,206

                        SOUTH DAKOTA
                        ------------

Electric Wiring - Within Building & Drivers                            5190          $         41,236

Grocery Dealer - Retail & D                                            8006          $      1,827,529

Salespersons - Outside                                                 8742          $        112,677

                          CASEY'S GENERAL STORES, INC.

                         WISCONSIN WORKERS' COMPENSATION

INSURANCE CO:  Employers Mutual Casualty Co.         POLICY PERIOD:   7-1-98/99


COVERAGE A

Statutory - In the state of -  Wisconsin


COVERAGE B

$   1,000,000  Each Accident
$   1,000,000  Disease - Policy Limit
$   1,000,000  Disease - Each Employee


EXPERIENCE MODIFICATION

1.49  1998 Final


ENDORSEMENTS

Foreign Coverage Endorsement
Notification of Change in Ownership Endorsement
USL&HW
Voluntary Comp.
Broad Form Named Insured Endorsement
90 Days Notice of Cancellation
Knowledge of Occurrence*
Designated Workplaces Exclusion - IA, KS, MO, IL, IN, MN, NE, SD Other States Coverage Exclusion


PREMIUM BASIS

Classification                                  Class Code          Payroll
--------------                                  ----------          -------

Drivers, Chauffeurs & their Helpers NOC            7380             If Any
Store - Grocery Retail                             8006            $702,000
Salespersons - Outside                             8742            $ 48,000


DEDUCTIBLE

None.

Refer to policy for further terms, conditions, exclusions & limitations.

*Endorsement ordered.

                          CASEY'S GENERAL STORES, INC.

                          EXCESS WORKERS' COMPENSATION

INSURANCE CO:   Employers Mutual Casualty Co.         POLICY PERIOD:  7-1-98/99


LIMITS OF LIABILITY

Workers' Compensation -     Statutory
Employers' Liability -      $650,000 Each Accident
                            $650,000 Disease, each employee
                            $650,000 Aggregate

SELF-INSURED RETENTION

Specific Retention - Iowa - Each Accident - $350,000
                            Each Employee - Disease   $350,000

Aggregate Retention combined with General Liability, Auto Liability and Workers' Compensation (Adjustable based on 4.7% of Workers' Compensation Payroll - $111,180,581 Estimated Payroll)

RATE

0.0357 of Estimated Standard Premium

STATES INSURED

Iowa

OTHER STATES COVERAGE

Not Applicable

USL&HW

Included

OTHER FEDERAL ACTS

No Coverage

STATE AMENDATORY ENDORSEMENTS

Iowa

                          CASEY'S GENERAL STORES, INC.

VOLUNTARY COMPENSATION

Included

ALLOCATED LOSS ADJUSTMENT EXPENSE

Satisfy retention & is included within limits. Included within definition of loss.

DEFENSE COST

Right, Not Duty

CLAIM REPORTING REQUIREMENTS

50% of SIR
Scheduled Injury
Any accident involving 2 or more employees

PAYMENT BASIS

Indemnity - No advancement of payment

AIRCRAFT COVERAGE

Included

CANCELLATION

90 Days Notice

NOTED CONDITIONS

Broad Form Named Insured*
Knowledge of Occurrence

Refer to policy for further terms, conditions, exclusions & limitations.

*Endorsement ordered

                          CASEY'S GENERAL STORES, INC.

                EXCESS WORKERS COMPENSATION SCHEDULE - IOWA ONLY

                        CLASSIFICATION                              CLASS CODE             PAYROLL
                        --------------                              ----------             -------

                             IOWA
                             ----
Printing                                                               4299          $        201,000

Contractor-Executive Supervisor Construction Superintendent            5606          $        277,000

Drivers, Chauffeurs and their Helpers Noc                              7380          $      2,972,000

Electrical Wiring - Within Building & Drivers                          5190          $      1,005,000

Aircraft Operation                                                     7421          $         60,000

Grocery Dealer - Retail & D                                            8006          $     24,467,000

Warehousing                                                            8292          $      3,254,000

Salespersons - Outside                                                 8742          $      3,031,000

Clerical                                                               8810          $      7,050,000

Store:  Meat Dealer Wholeale                                           8021          $        243,000

                          CASEY'S GENERAL STORES, INC.

                                    AVIATION

INSURANCE CO:  Great American Insurance Co.          POLICY PERIOD:   7-1-98/99


I.  AIRCRAFT INSURED

  1.     1983 Cessna 182RG FAA# N6188T
  2.     1979 Citation 501 FAA# N2648X


II.  APPROVED PILOTS

Cessna -           Ron Lamb - Business & Pleasure

Citation -         Thomas A. Holmer - Business only



III.  OPEN PILOT WARRANTIES

1.  Cessna -          Ronald Lamb (PVT, ASEL) Pilot who hold a valid
                      private or commercial pilot certificate with instrument rating, and have a minimum of 500 total logged pilot hours including at least 100 hours in retractable gear aircraft and * 25 hours in the same make and model aircraft being operated.

2.  Citation -        Thomas A. Holmer (ATP, SMEL, INST) provided he
                      attend Simuflite on annual basis. OTHERWISE, Any Airline
                      Transport Pilot with Multi-Engine and Type Ratings who has
                      1,000 Total Hours, 2,500 Multi-Engine Hours, 500 Jet
                      Hours, 50 Hours Make and Model and annual Flight Safety
                      International or Simuflite in the make and model.

3.  Citation -        All Other Pilots other than Thomas A. Holmer requires a
                      Two Man Crew as shown below:
                      CAPTAIN: Commercial Instrument SMEL Type Rated, 3,000
                      Total Hours as Pilot in Command, 2,500 Multi-Engine, 500 in Multi-Engine Turbo Jets, 50 Hours in same Make and
                      Model and having successfully completed the Aircraft
                      Manufacturer's Approved Ground and Flight School
                      CO-PILOT: Commercial Instrument SMEL, 1,500 Total Hours as
                      Pilot in Command, 1,000 Multi-Engine Hours, 100
                      Multi-Engine Turbo Jet Hours and have successfully complete the Manufacturer's Approved Ground and Flight
                      School.

                          CASEY'S GENERAL STORES, INC.

IV.  BODILY INJURY & PROPERTY DAMAGE LIABILITY, MEDICAL PAYMENTS

A)    Limits - Bodily Injury & Property Damage - Including Passengers:

                             $10,000,000 Each Occurrence - Citation
                             $ 1,000,000 Each Occurrence - Cessna


      Medical Payments       - Including Crew:  $ 3,000 Each Person /
                                                $24,000 Aggregate-Citation
                                                $ 3,000 Each Person /
                                                $12,000 Aggregate-Cessna

B)    Deductibles: Nil


C) Usage - Business & Pleasure - Excluding any Usage for which a charge is made. Reimbursement for Direct Operating Expense is allowed.
      Business Use Only


V.  PHYSICAL DAMAGE

A.  HULL VALUE

     1.     Cessna 182RG - Self-Insured
     2.     Citation 501 - $1,475,000

B.  PERILS INSURED

     1.     All-Risk - Ground and Flight

C.  VALUATION

     1. Partial loss - Cost to repair with material of like kind & quality. Excluding overtime labor plus the cost of the least expensive means of transporting the replacement parts.
     2.     Total loss - The Insured Hull Value

D.  COINSURANCE

     Nil

E.  DEDUCTIBLE

     In Motion - Nil
     Not In Motion - Nil

F.  NON-OWNED PHYSICAL DAMAGE

     $500,000

                          CASEY'S GENERAL STORES, INC.

VI.  ENDORSEMENTS

     Non-Owned Liability including Passengers - $10,000,000 Each Occurrence
     * Employees As Insureds
     Personal Injury - $10,000,000
     Guest Voluntary Settlement Including Crew Members
          -    $100,000 Each Passenger / $800,000 Aggregate on Citation
          -    $100,000 Each Passenger / $300,000 Aggregate on Cessna
     Broad Form Named Insured
     60 Day Notice of Cancellation
     Premises Liability - $10,000,000
     Personal Effects and Baggage - $5,000 Each Passenger /
     $40,000 Each Occurrence
     Non-Owned Hangars - $250,000
     Products Liability For Sale of Aircraft - $10,000,000
     Search and Rescue - $25,000
     Foam - $5,000
     Unearned Premium & Physical Damage Total Loss
     *Mexico Warning
     Spare Parts - $150,000 - $1,000. Deductible
     Rental Expense - Aircraft - 1% of Agreed Value Maximum Daily Limit,
               $200,000 Maximum per Occurrence and Aggregate Limit / 7 Day Waiting Period / 60 Day Maximum Limits
     Rental Expense - Parts - $25,000 Each Loss / Annual Aggregate
     Damage to NonOwned Aircraft - $500,000 Each Occurrence
     Physical Damage Policy Amendment
     Aircraft Contractual Liability - $10,000,000


VI.  TERRITORY

     USA, Canada, Mexico, Islands of the Caribbean.


     Refer to policy for further terms, conditions, exclusions & limitations.

*Correction requested

                          CASEY'S GENERAL STORES, INC.

                         DIRECTORS & OFFICERS LIABILITY

INSURANCE CO:  Cincinnati Ins. Co.                  POLICY PERIOD:  07-01-98/99


NAMED INSURED

1.      Casey's General Stores, Inc.
2.      Casey's Services Company
3.      Casey's Marketing Company
4. All subsidiaries of which a Named Insured owns in excess of 50% of the stock.
5.      Newly Acquired/Created Subsidiaries - 60 Day Notice
6.      Past, current & future Directors & Officers of the above.
7.      Additional Insureds as noted in Conditions.


LIMITS OF LIABILITY

1.      Directors & Officers Liability - $10,000,000 Per Claim & Aggregate
2.      Company Reimbursement - Included


RETENTION

Per Director or Officer - $0 per loss
Maximum all Directors or Officers - $0 aggregate
Corporate Reimbursement - $100,000 per loss


COINSURANCE

None


RETROACTIVE DATE

None - Application warrants no known claims - excepting specific matter exclusion.


EXTENDED REPORTING PROVISION

1 Year - 75% additional premium - Insurer cancellation or non-renewal


DEFENSE PROVISION

Included within Limits
Right vs. Duty
Duty to Advance (Approved Counsel Only)
Satisfy SIR*
Casey's has right to select counsel from Cincinnati's Approved List.

*Endorsement ordered

                          CASEY'S GENERAL STORES, INC.

INSURANCE CO:   Cincinnati Ins. Co.                 POLICY PERIOD:    7-1-98/99


  COVERED DAMAGES

-        Compensatory
-        Punitive (where insurable)
-        Pre-Judgement Interest
-        Post-Judgement Interest
-        Alternative Dispute Resolution Awards


  LOSS PAYMENT PROVISIONS

-        Pay on Behalf Contract
-        Allocation Provisions:
                SEC Claims - 100%
                Other than SEC Claims - 90%


  SETTLEMENT OPTIONS

 - Casey's consent required to settle claim subject to "Hammer Clause" wording.*


  SPECIAL CONDITIONS


-        ERISA Exclusion
-        Insured vs. Insured Exclusion - Exception for Wrongful Discharge,
                                         Discrimination or Sexual Harassment
-        Specific Matter Exclusion
-        Additional Insureds - Doug Beech, Eli Wirtz, Sam Billmeyer,
                               Julie Jackowski, Brian Shelby, and Bob Truhlsen*
-        90 Day Notice of Cancellation, Non-Renewed, Material Change in
          Conditions
-        Pollution Exclusion - with Exception for Shareholder Suits resulting from sudden and accidental Pollution.
-        Allocation Endorsement - S.E.C. Only - 100%;  all other - 90%
-        Marital Status Extension
-        Non-Profit Outside Board Extension - $1,000,000 sublimit
-        Waiver of Retention - S.E.C. suits - Defense costs only
- 3 Year Premium Guarantee Subject to no more than 20% Change in Assets per Year
-        Employees As Insureds for Third Party Suits
-        Punitive Damages Endorsement

  Refer to policy for further terms, conditions, exclusions and limitations. *Endorsement ordered

                          CASEY'S GENERAL STORES, INC.

                      EXCESS DIRECTORS & OFFICERS LIABILITY

INSURANCE CO:  Philadelphia Ins. Co.           POLICY PERIOD:  7/1/98-99


COVERAGE

Excess Directors and Officers Liability including Company Reimbursement Coverage


LIMITS OF LIABILITY

$ 10,000,000 Maximum Aggregate


COVERAGE TRIGGER

Claims Made


REQUIRED UNDERLYING LIMITS OF LIABILITY

Lead Directors and Officers Liability       $10,000,000  Each Policy Year
         Including Company Reimbursement


RATE

Flat Charge


PRIOR & PENDING DATE

7-1-98


SPECIAL CONDITIONS

Nuclear Exclusion
Pollution Exclusion
Amendment of Application Clause
Increased Limit of Liability - Subject to Sublimit

                          CASEY'S GENERAL STORES, INC.

                                      CRIME

INSURANCE CO:  Employers Mutual Casualty Co.        POLICY PERIOD:   7-1-98/99


COVERAGES                                         LIMIT             DEDUCTIBLE
---------                                         -----             ----------
Employee Dishonesty                         $   1,000,000           $  5,000
Money and Securities - Inside                   No Coverage
Money and Securities - Outside                  No Coverage
Forgery & Alterations                           No Coverage
Computer Fraud                                  No Coverage
Computer Crime                                  No Coverage
Kidnap & Ransom - Extortion                     No Coverage


SPECIAL CONDITIONS

1.  ERISA Compliance
2.  90 Day Notice of Cancellation*
3.  Applies to Ankeny Corporate Headquarters Only.  Retail stores are
    Self-Insured
4.  Broad Form Named Insured
5.  Knowledge of Occurrence Endorsement*


PLAN NAME

Amended & Restated Casey's General Stores Inc. Employee Profit Sharing and Stock
         Ownership Plan and Trust



*Endorsement ordered.

                          CASEY'S GENERAL STORES, INC.

                               FIDUCIARY LIABILITY

INSURANCE CO:   Cincinnati Ins. Co.                   POLICY PERIOD:  10-1-96/99


NAMED INSURED

1.      The Designated Plans
2. Past, present or future directors, officers or employees of the sole sponsor or any employee of the designated plans while acting as fiduciary
3.      Estates, heirs and legal representatives of #2 above

LIMITS OF LIABILITY

1.      Trustee & Fiduciary Liability - $5,000,000 per claim & aggregate
2.      Employee Benefit Liability - Included

SIR/DEDUCTIBLE

- 0 -

DESIGNATED PLANS

1.      Casey's General Stores, Inc. 401K Plan
2.      Casey's General Stores, Inc. Employee Stock Ownership Plan - ESOP
3.      Casey's General Stores, Inc. Group Health Insurance Plan
4.      Casey's General Stores, Inc. Company Paid $10,000 Term Life Insurance
        Plan
5.      Casey's General Stores, Inc. Company Paid $50,000 Term Life Insurance
        Plan
6.      Casey's General Stores, Inc. Company Flexible Spending Program
7.      Casey's General Stores, Inc. Company Long Term Disability Plan

RETROACTIVE DATE

Not Applicable. Excludes Wrongful Acts committed prior to policy inception date of which the insureds have knowledge.

DISCOVERY PERIOD

12 months - 30% additional premium - Insurers cancellation or non-renewal.

COVERAGE TRIGGER

Claims Made
30 Day Notice Required
Awareness Provision Included

COVERED DAMAGES

Compensatory
Punitive Excluded

                          CASEY'S GENERAL STORES, INC.

PAYMENT PROVISIONS

Pay on Behalf

SETTLEMENT OPTIONS

Underwriters consent required

APPLICATION

Part of policy
Severability

OMNIBUS ENDORSEMENT

Not included. Includes all future plans subject to 60 day written notice.

NON-PECUNIARY DAMAGES

Silent

WAIVER OF RECOURSE

Silent

DEFENSE COST

Included within Limits
Right not Duty

SPECIAL CONDITIONS

Financial Review Endorsement
20% Civil Penalty Endorsement - 502(1)
90 Day Notice of Cancellation
Non-Imputation - Exclusions Only
Amendatory Endorsement - Bill Walljasper as Ins. rep.


Refer to policy for further terms, conditions, exclusions & limitations.

                          CASEY'S GENERAL STORES, INC.

                             LEAD UMBRELLA LIABILITY

INSURANCE CO:  Reliance National Indemnity Co.      POLICY PERIOD: 7-1-1998/2001


LIMITS OF LIABILITY

                             $    25,000,000  Each Occurrence
                                  25,000,000  P/CO Aggregate
                                  25,000,000  General Aggregate - Not incl.
                                                                  Auto Liability


RETENTION LIMIT

$10,000


RATE

Flat Charge


DEFENSE COST

In addition to Policy Limits


SPECIAL CONDITIONS

Cross Liability Exclusion
MCS 90 Endorsement
90 Day Notice of Cancellation
Broad Form Named Insured - 180 Notice of Newly Acquired or Formed Companies Uninsured Motorist Coverage Rejection
Additional Insured where required by contract
Broad Form Professional Liability Exclusion
Care, Custody and Control Exclusion
Securities Exclusion
Follow Form Employee Benefit Liability and Liquor Liability
Waiver of Subrogation
Unintentional Errors and Omissions
On-Premises Exception for Products and Completed Operations
Pollution Exclusion with exception for Limited Products Hazard and Limited
   Hostile Fire Endorsement and Upset and Overturn of a Motor Vehicle Reinstatement of Annual Aggregate
Three Year Policy Provision Endorsement

                          CASEY'S GENERAL STORES, INC.

                             LEAD UMBRELLA LIABILITY

                          * REQUIRED UNDERLYING LIMITS


AUTO LIABILITY  -  EMPLOYERS MUTUAL CASUALTY  -  #1E30368-99  -  07-01-98/99


                                                           $   1,000,000  CSL


GENERAL LIABILITY  -  EMPLOYERS MUTUAL CASUALTY  -  #1D30368-99  -  07-01-98/99


Each Occurrence:                                                 750,000
Personal Injury & Advertising Injury:                            750,000
Products & Compl Ops. Aggregate:                               1,750,000
General Aggregate:                                             1,750,000
Liquor Liability:                                                750,000
Employee Benefits Liability:                                     750,000


EMPLOYERS LIABILITY  -  EMPLOYERS MUTUAL CASUALTY  -  #1H30368-99 AND
                        #1M30368-99 07-01-98/99

Each Accident:                                                 1,000,000
Disease - Each Employee:                                       1,000,000
Disease - Policy Aggregate:                                    1,000,000


EXCESS EMPLOYERS LIABILITY  -  EMPLOYERS MUTUAL CASUALTY  -  #1N30368-99  -
                                07-01-98/99


Iowa
Each Accident:                                                   650,000
Disease - Policy Aggregate:                                      650,000


AVIATION LIABILITY  - GREAT AMERICAN INS.  -  #GHC0288565-01  -  07-01-98/99


Each Occurrence - Citation                                    10,000,000  CSL
Each Occurrence - Cessna                                       1,000,000  CSL

                          CASEY'S GENERAL STORES, INC.

                            EXCESS UMBRELLA LIABILITY

INSURANCE CO:  Cincinnati Insurance Co.               POLICY PERIOD:  7-1-98/99


LIMITS OF LIABILITY

                             $    25,000,000  Each Occurrence
                             $    25,000,000  Aggregate - As defined by the Lead
                                              Umbrella Policy


REQUIRED UNDERLYING LIMITS OF LIABILITY

Lead Umbrella Liability                        $   25,000,000  Per Occurrence
                                               $   25,000,000  Annual Aggregate


RATE

Flat Charge


SPECIAL CONDITIONS

Total Pollutant Exclusion
Employment-Related Practices Exclusion
Broadening, Restrictions, and Clarification of Coverage


Refer to policy for further terms, conditions, exclusions & limitations.

                          CASEY'S GENERAL STORES, INC.

                         EMPLOYMENT PRACTICES LIABILITY

INSURANCE CO:   Philadelphia Ins. Company       POLICY PERIOD:  5/31/98 - 7/1/99


NAMED INSURED

1) Casey's General Stores, Inc.
2) Casey's Services Company
3) Casey's Marketing Company
4) All Subsidiaries of which Casey's Owns, on or before policy inceptions, in Excess of 50% of the issued and outstanding voting Stock
5) Newly Acquired / Created Subsidiaries whose Assets Total less than 20% of Casey's Total Assets
6) Newly Acquired / Created Subsidiaries whose Assets Total more than 20% of
   Casey's Total Assets    Subject to 90 Day Notice
7) Executive Officer, Director, or Employee Acting Within Scope of Duties


LIMITS OF LIABILITY

$10,000,000 Per Claim / $10,000,000 Aggregate


DEDUCTIBLE

$100,000 Each Interrelated Wrongful Act.  Applicable to loss only.  Defense costs are covered first dollar.
Non-Stacking Provision


COINSURANCE

Not Applicable


COVERAGE TRIGGER

Claims Made & Reported
Awareness provision included


RETROACTIVE DATE

None
Exclusion for Pending & Prior Litigation prior to 5-31-98.


DISCOVERY PERIOD

12 Months at 50% of Annual Premium.
Must be Exercised in Writing within 30 Days of Non-renewal or Cancellation. Insured or Insurer Non-renewal.

                          CASEY'S GENERAL STORES, INC.

                         EMPLOYMENT PRACTICES LIABILITY
                                   (CONTINUED)

COVERED DAMAGES

Money the insured is legally obligated to pay as damages, including punitive damages where insurable.


SEVERABILITY

Exclusions A & B only
Non-Imputation for Application


APPLICATION

Part of policy


COVERED ENDORSEMENTS

Amended Definition of Insured
Multi-Year Amendatory Endorsement
Punitive Damages Coverage
Optional Management of Defense Endorsement
Amended Notice Provision
"Loss Only" Deductible
Nuclear Energy Liability Exclusion


DEFENSE COST & SETTLEMENT OPTIONS

Included in Limit
Right & duty at insureds option
Hammer Clause included
Insurer's consent required for choice of counsel*


SPECIAL CONDITIONS


- Contractual Liability Exclusion Exception to Include Employee Contracts
- 30 Day Notice of Cancellation
- Exclusion D, Lockout, Strike Exclusion is Deleted
- 100% Retention Reimbursement if No Liability*
- Waiver of Retention if Casey's Accepts First Settlement Opportunity
- 3 Year Premium Guarantee Subject to 50% Pure Loss Ratio or better
- Definition of Wrongful Act Amended to Include a Hostile Work Environment Created by Third Parties*
- Notice of Claim Required where Casey's Determines that Claim may Exceed 50% of the Deductible

                          CASEY'S GENERAL STORES, INC.

                         EMPLOYMENT PRACTICES LIABILITY
                                   (CONTINUED)


NOTED EXCLUSIONS

- Dishonest, Criminal or Fraudulent Act - Severability applies

- Contractual Liability - Oral or Written - Severability applies

- Workers compensation, Unemployment, Disability Benefits, Social Security or any Similar Act

- National Labor Relations Act, Workers' Adjustment & Retraining Notification Act, Fair Labors Standards Act, ERISA, Consolidated Omnibus Budget Reconciliation Act of 1985, OSHA Act, or Similar Federal, State & Local Statutes

- Bodily Injury and Property Damage - exception for mental anguish, emotional distress

- Payment of Insurance or other Plan Benefits

- Non-Monetary Relief

- Pending and Prior Litigation

- Nuclear Energy Liability

- Lockout, strike or other labor disputes

*Correction ordered

                                                                   EXHIBIT A (a)


                          CASEY'S GENERAL STORES, INC.

                           6.18% SERIES A SENIOR NOTE

                               DUE APRIL 23, 2004


                                 --------------

         THIS NOTE MAY BE SUBJECT TO A HOME OFFICE PAYMENT AGREEMENT AND ACCORDINGLY ANY PROSPECTIVE PURCHASER SHOULD FIRST VERIFY THE UNPAID PRINCIPAL AMOUNT WITH THE COMPANY.

                                 --------------


REGISTERED NOTE NO. RA-                                                ,
                       -----                                  --------- ---
$
 ------------


         CASEY'S GENERAL STORES, INC., an Iowa corporation (the "COMPANY"), for value received, hereby promises to pay to ____________________ or registered assigns, on the twenty-third day of April, 2004, the principal amount of ___________ Dollars ($__________) and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of six and eighteen hundredths percent (6.18%) per annum from the date hereof until maturity, payable semi-annually on the twenty-third day of April and October in each year, commencing October 23, 1999, and at maturity, and to pay interest on overdue principal, premium and (to the extent legally enforceable) on any overdue installment of interest at the rate of eight and eighteen hundredths percent (8.18%) per annum after maturity or the due date thereof, whether by acceleration or otherwise, until paid. Payments of the principal of, the premium, if any, and interest on this Note shall be made in lawful money of the United States of America in the manner and at the place provided in Section 2.5 of the Note Agreement hereinafter defined.

         This Note is issued under and pursuant to the terms and provisions of a Note Agreement, dated as of April 15, 1999, entered into by the Company with the Purchaser named in Schedule I thereto (the "NOTE AGREEMENT"), and this Note and any holder hereof are entitled to all of the benefits and are bound by the terms provided for by such Note Agreement or referred to therein. The provisions of the Note Agreement are incorporated in this Note to the same extent as if set forth at length herein.

         As provided in the Note Agreement, upon surrender of this Note for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder hereof or his attorney duly authorized in writing, a new Note for a like unpaid principal amount will be issued to, and registered in the name of, the transferee upon the payment of the taxes or other governmental charges, if any, that may be imposed in connection therewith. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         This Note may be declared due prior to its expressed maturity date and voluntary prepayments may be made hereon on the terms and in the manner provided for in the Note Agreement.

         Should the indebtedness represented by this Note or any part thereof be collected in any proceeding provided for in the Note Agreement or be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to the principal, premium, if any, and interest due and payable hereon, all reasonable costs of collecting this Note, including reasonable attorneys' fees and expenses.

         This Note and the Note Agreement are governed by and construed in accordance with the laws of the State of Iowa.


                                     CASEY'S GENERAL STORES, INC.



                                     By:
                                        ----------------------------
                                     Its:


                                     Attest:
                                     By:
                                        ----------------------------
                                     Its: Corporate Secretary






                                      (2)

                          CASEY'S GENERAL STORES, INC.

                       KANSAS UNDERGROUND TANKS POLLUTION

INSURANCE CO:  American Alliance Insurance Co.     POLICY PERIOD:  8-26-98/99
                                                   POLICY #:       KST788300104


PREMISES INSURED

400 6th Street, Osawatomie, Kansas


PROPERTY COVERED

2 Underground Storage Tanks


LIMIT OF INSURANCE

$1,000,000 per environmental incident
$1,000,000 annual aggregate


LIMIT OF DEFENSE

$100,000 per environmental incident


DEDUCTIBLE

$5,000 per environmental incident


COVERAGE TRIGGER

Claims Made and Reported


RETROACTIVE DATE

8-26-94


EXTENDED REPORTING PERIOD

Insurer or Insured Cancellation or Non-Renewal - 180 days

                                     ANNEX V


                          Iowa Franchise Law Disclosure

         During the 1992 legislative session, the Iowa General Assembly enacted legislation relating to franchise agreements and their enforcement and establishing certain duties and limitations on franchisors. The legislation, currently set forth in Chapter 523H, Code of Iowa, 1999, as amended ("Chapter 523H"), became effective on July 1, 1992, and purports to apply to all new or existing franchises that are operated in the State of Iowa after the effective date, including those of the Company. Subsequent judicial rulings in cases brought by other Iowa franchisors have held, however, that Chapter 523H does not apply to any franchises entered into prior to its July 1, 1992 effective date.

         As of April 1, 1999, the Company was a party to 78 franchise agreements entered into with respect to Casey's stores being owned and operated by franchisees in the State of Iowa. Of that number, only two of the franchise agreements (the "Covered Franchises") were entered into following the effective date of Chapter 523H; the remainder were all entered into prior to July 1, 1992. Certain provisions of the Covered Franchises conflict with the provisions of Chapter 523H, including those relating to transfer, termination or non-renewal and encroachment, and therefore may not be valid or enforceable under Chapter 523H.

         Chapter 523H was amended during the 1995 legislative session, but several significant ambiguities and concerns remain. As a result, the Company has determined not to grant any new Iowa franchises until further amending legislation is enacted or other favorable court rulings are rendered. Until that time, the Company intends to take such further actions as its existing Iowa franchise agreements may permit. Such actions have included the continuation of 65 existing Iowa franchise agreements beyond their stated term on a year-to-year basis, as permitted under those franchise agreements, but without prejudice to the Company's other rights contained therein. It is the Company's position that an authorized year-to-year extension of a pre-July 1, 1992 franchise agreement does not represent a new "franchise" within the meaning of Chapter 523H, but there are no provisions in Chapter 523H which expressly so state, nor have there been any judicial rulings directly addressing that interpretation. To the extent such an extension is determined to constitute a new franchise subject to Chapter 523H, the legislation may preclude the enforcement of those provisions of the franchise agreement that conflict therewith.

                                                                   EXHIBIT A (b)


                          CASEY'S GENERAL STORES, INC.

                           6.23% SERIES B SENIOR NOTE

                               DUE APRIL 23, 2005


                                 --------------

         THIS NOTE MAY BE SUBJECT TO A HOME OFFICE PAYMENT AGREEMENT AND ACCORDINGLY ANY PROSPECTIVE PURCHASER SHOULD FIRST VERIFY THE UNPAID PRINCIPAL AMOUNT WITH THE COMPANY.

                                 --------------


REGISTERED NOTE NO. RB-                                                  ,
                       -----                                  ----------- ---
$
 ----------


         CASEY'S GENERAL STORES, INC., an Iowa corporation (the "COMPANY"), for value received, hereby promises to pay to ____________________ or registered assigns, on the twenty-third day of April, 2005, the principal amount of ___________ Dollars ($__________) and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of six and twenty-three hundredths percent (6.23%) per annum from the date hereof until maturity, payable semi-annually on the twenty-third day of April and October in each year, commencing October 23, 1999, and at maturity, and to pay interest on overdue principal, premium and (to the extent legally enforceable) on any overdue installment of interest at the rate of eight and twenty-three hundredths percent (8.23%) per annum after maturity or the due date thereof, whether by acceleration or otherwise, until paid. Payments of the principal of, the premium, if any, and interest on this Note shall be made in lawful money of the United States of America in the manner and at the place provided in Section 2.5 of the Note Agreement hereinafter defined.

         This Note is issued under and pursuant to the terms and provisions of a Note Agreement, dated as of April 15, 1999, entered into by the Company with the Purchaser named in Schedule I thereto (the "NOTE AGREEMENT"), and this Note and any holder hereof are entitled to all of the benefits and are bound by the terms provided for by such Note Agreement or referred to therein. The provisions of the Note Agreement are incorporated in this Note to the same extent as if set forth at length herein.

         As provided in the Note Agreement, upon surrender of this Note for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder hereof or his attorney duly authorized in writing, a new Note for a like unpaid principal amount will be issued to, and registered in the name of, the transferee upon the payment of the taxes or other governmental charges, if any, that may be imposed in connection therewith. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         This Note may be declared due prior to its expressed maturity date and voluntary prepayments may be made hereon on the terms and in the manner provided for in the Note Agreement.

         Should the indebtedness represented by this Note or any part thereof be collected in any proceeding provided for in the Note Agreement or be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to the principal, premium, if any, and interest due and payable hereon, all reasonable costs of collecting this Note, including reasonable attorneys' fees and expenses.

         This Note and the Note Agreement are governed by and construed in accordance with the laws of the State of Iowa.




                                     CASEY'S GENERAL STORES, INC.



                                     By:
                                        ----------------------------
                                     Its:


                                     Attest:
                                     By:
                                        ----------------------------
                                     Its: Corporate Secretary





                                      (2)

                                                                   EXHIBIT A (c)


                          CASEY'S GENERAL STORES, INC.

                           6.50% SERIES C SENIOR NOTE

                               DUE APRIL 23, 2009


                                 --------------

         THIS NOTE MAY BE SUBJECT TO A HOME OFFICE PAYMENT AGREEMENT AND ACCORDINGLY ANY PROSPECTIVE PURCHASER SHOULD FIRST VERIFY THE UNPAID PRINCIPAL AMOUNT WITH THE COMPANY.

                                 --------------


REGISTERED NOTE NO. RC-                                                   ,
                       -----                                   ----------- ---
$
 ----------


         CASEY'S GENERAL STORES, INC., an Iowa corporation (the "COMPANY"), for value received, hereby promises to pay to ____________________ or registered assigns, on the twenty-third day of April, 2009, the principal amount of ___________ Dollars ($__________) and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of six and fifty hundredths percent (6.50%) per annum from the date hereof until maturity, payable semi-annually on the twenty-third day of April and October in each year, commencing October 23, 1999, and at maturity, and to pay interest on overdue principal, premium and (to the extent legally enforceable) on any overdue installment of interest at the rate of eight and fifty hundredths percent (8.50%) per annum after maturity or the due date thereof, whether by acceleration or otherwise, until paid. Payments of the principal of, the premium, if any, and interest on this Note shall be made in lawful money of the United States of America in the manner and at the place provided in Section 2.5 of the Note Agreement hereinafter defined.

         This Note is issued under and pursuant to the terms and provisions of a Note Agreement, dated as of April 15, 1999, entered into by the Company with the Purchaser named in Schedule I thereto (the "NOTE AGREEMENT"), and this Note and any holder hereof are entitled to all of the benefits and are bound by the terms provided for by such Note Agreement or referred to therein. The provisions of the Note Agreement are incorporated in this Note to the same extent as if set forth at length herein.

         As provided in the Note Agreement, upon surrender of this Note for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder hereof or his attorney duly authorized in writing, a new Note for a like unpaid principal amount will be issued to, and registered in the name of, the transferee upon the payment of the taxes or other governmental charges, if any, that may be imposed in connection therewith. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         This Note may be declared due prior to its expressed maturity date, voluntary prepayments may be made hereon and certain prepayments are required to be made hereon all in the events, on the terms and in the manner as provided in the Note Agreement. Such prepayments include certain required prepayments on April 23 of each year beginning April 23, 2005 and ending April 23, 2008 and certain optional prepayments with a premium.

         Should the indebtedness represented by this Note or any part thereof be collected in any proceeding provided for in the Note Agreement or be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to the principal, premium, if any, and interest due and payable hereon, all reasonable costs of collecting this Note, including reasonable attorneys' fees and expenses.

         This Note and the Note Agreement are governed by and construed in accordance with the laws of the State of Iowa.







                                     CASEY'S GENERAL STORES, INC.



                                     By:
                                        ----------------------------
                                     Its:


                                     Attest:
                                     By:
                                        ----------------------------
                                     Its: Corporate Secretary




                                      (2)

                                                                   EXHIBIT A (d)


                          CASEY'S GENERAL STORES, INC.

                           6.84% SERIES D SENIOR NOTE

                               DUE APRIL 23, 2014


                                 --------------

         THIS NOTE MAY BE SUBJECT TO A HOME OFFICE PAYMENT AGREEMENT AND ACCORDINGLY ANY PROSPECTIVE PURCHASER SHOULD FIRST VERIFY THE UNPAID PRINCIPAL AMOUNT WITH THE COMPANY.

                                 --------------


REGISTERED NOTE NO. RD-                                                    ,
                       ----                                      ---------- ---
$
 ----------


         CASEY'S GENERAL STORES, INC., an Iowa corporation (the "COMPANY"), for value received, hereby promises to pay to ____________________ or registered assigns, on the twenty-third day of April, 2014, the principal amount of ___________ Dollars ($__________) and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of six and eighty-four hundredths percent (6.84%) per annum from the date hereof until maturity, payable semi-annually on the twenty-third day of April and October in each year, commencing October 23, 1999, and at maturity, and to pay interest on overdue principal, premium and (to the extent legally enforceable) on any overdue installment of interest at the rate of eight and eighty-four hundredths percent (8.84%) per annum after maturity or the due date thereof, whether by acceleration or otherwise, until paid. Payments of the principal of, the premium, if any, and interest on this Note shall be made in lawful money of the United States of America in the manner and at the place provided in Section 2.5 of the Note Agreement hereinafter defined.

         This Note is issued under and pursuant to the terms and provisions of a Note Agreement, dated as of April 15, 1999, entered into by the Company with the Purchaser named in Schedule I thereto (the "NOTE AGREEMENT"), and this Note and any holder hereof are entitled to all of the benefits and are bound by the terms provided for by such Note Agreement or referred to therein. The provisions of the Note Agreement are incorporated in this Note to the same extent as if set forth at length herein.

         As provided in the Note Agreement, upon surrender of this Note for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder hereof or his attorney duly authorized in writing, a new Note for a like unpaid principal amount will be issued to, and registered in the name of, the transferee upon the payment of the taxes or other governmental charges, if any, that may be imposed in connection therewith. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         This Note may be declared due prior to its expressed maturity date, voluntary prepayments may be made hereon and certain prepayments are required to be made hereon all in the events, on the terms and in the manner as provided in the Note Agreement. Such prepayments include certain required prepayments on April 23 of each year beginning April 23, 2008 and ending April 23, 2013 and certain optional prepayments with a premium.

         Should the indebtedness represented by this Note or any part thereof be collected in any proceeding provided for in the Note Agreement or be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to the principal, premium, if any, and interest due and payable hereon, all reasonable costs of collecting this Note, including reasonable attorneys' fees and expenses.

         This Note and the Note Agreement are governed by and construed in accordance with the laws of the State of Iowa.



                                     CASEY'S GENERAL STORES, INC.



                                     By:
                                        ----------------------------
                                     Its:


                                     Attest:
                                     By:
                                        ----------------------------
                                     Its: Corporate Secretary


                                      (2)

                                                                   EXHIBIT A (e)


                          CASEY'S GENERAL STORES, INC.

                           7.08% SERIES E SENIOR NOTE

                               DUE APRIL 23, 2014


                                 --------------

         THIS NOTE MAY BE SUBJECT TO A HOME OFFICE PAYMENT AGREEMENT AND ACCORDINGLY ANY PROSPECTIVE PURCHASER SHOULD FIRST VERIFY THE UNPAID PRINCIPAL AMOUNT WITH THE COMPANY.

                                 --------------


REGISTERED NOTE NO. RE-                                                    ,
                       -----                                    ----------- ---
$
 ----------


         CASEY'S GENERAL STORES, INC., an Iowa corporation (the "COMPANY"), for value received, hereby promises to pay to ____________________ or registered assigns, on the twenty-third day of April, 2014, the principal amount of ___________ Dollars ($__________) and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of seven and eight hundredths percent (7.08%) per annum from the date hereof until maturity, payable semi-annually on the twenty-third day of April and October in each year, commencing October 23, 1999, and at maturity, and to pay interest on overdue principal, premium and (to the extent legally enforceable) on any overdue installment of interest at the rate of nine and eight hundredths percent (9.08%) per annum after maturity or the due date thereof, whether by acceleration or otherwise, until paid. Payments of the principal of, the premium, if any, and interest on this Note shall be made in lawful money of the United States of America in the manner and at the place provided in Section 2.5 of the Note Agreement hereinafter defined.

         This Note is issued under and pursuant to the terms and provisions of a Note Agreement, dated as of April 15, 1999, entered into by the Company with the Purchaser named in Schedule I thereto (the "NOTE AGREEMENT"), and this Note and any holder hereof are entitled to all of the benefits and are bound by the terms provided for by such Note Agreement or referred to therein. The provisions of the Note Agreement are incorporated in this Note to the same extent as if set forth at length herein.

         As provided in the Note Agreement, upon surrender of this Note for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder hereof or his attorney duly authorized in writing, a new Note for a like unpaid principal amount will be issued to, and registered in the name of, the transferee upon the payment of the taxes or other governmental charges, if any, that may be imposed in connection therewith. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         This Note may be declared due prior to its expressed maturity date and voluntary prepayments may be made hereon on the terms and in the manner provided for in the Note Agreement.

         Should the indebtedness represented by this Note or any part thereof be collected in any proceeding provided for in the Note Agreement or be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to the principal, premium, if any, and interest due and payable hereon, all reasonable costs of collecting this Note, including reasonable attorneys' fees and expenses.

         This Note and the Note Agreement are governed by and construed in accordance with the laws of the State of Iowa.





                                     CASEY'S GENERAL STORES, INC.



                                     By:
                                        ----------------------------
                                     Its:


                                     Attest:
                                     By:
                                        ----------------------------
                                     Its: Corporate Secretary






                                      (2)

                                                                   EXHIBIT A (f)


                          CASEY'S GENERAL STORES, INC.

                           7.23% SERIES F SENIOR NOTE

                               DUE APRIL 23, 2019


                                 --------------

         THIS NOTE MAY BE SUBJECT TO A HOME OFFICE PAYMENT AGREEMENT AND ACCORDINGLY ANY PROSPECTIVE PURCHASER SHOULD FIRST VERIFY THE UNPAID PRINCIPAL AMOUNT WITH THE COMPANY.

                                 --------------


REGISTERED NOTE NO. RF-                                                    ,
                       ----                                     ----------- ---
$
 ----------


         CASEY'S GENERAL STORES, INC., an Iowa corporation (the "COMPANY"), for value received, hereby promises to pay to ____________________ or registered assigns, on the twenty-third day of April, 2019, the principal amount of ___________ Dollars ($__________) and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of seven and twenty-three hundredths percent (7.23%) per annum from the date hereof until maturity, payable semi-annually on the twenty-third day of April and October in each year, commencing October 23, 1999, and at maturity, and to pay interest on overdue principal, premium and (to the extent legally enforceable) on any overdue installment of interest at the rate of nine and twenty-three hundredths percent (9.23%) per annum after maturity or the due date thereof, whether by acceleration or otherwise, until paid. Payments of the principal of, the premium, if any, and interest on this Note shall be made in lawful money of the United States of America in the manner and at the place provided in Section 2.5 of the Note Agreement hereinafter defined.

         This Note is issued under and pursuant to the terms and provisions of a Note Agreement, dated as of April 15, 1999, entered into by the Company with the Purchaser named in Schedule I thereto (the "NOTE AGREEMENT"), and this Note and any holder hereof are entitled to all of the benefits and are bound by the terms provided for by such Note Agreement or referred to therein. The provisions of the Note Agreement are incorporated in this Note to the same extent as if set forth at length herein.

         As provided in the Note Agreement, upon surrender of this Note for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder hereof or his attorney duly authorized in writing, a new Note for a like unpaid principal amount will be issued to, and registered in the name of, the transferee upon the payment of the taxes or other governmental charges, if any, that may be imposed in connection therewith. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         This Note may be declared due prior to its expressed maturity date and voluntary prepayments may be made hereon on the terms and in the manner provided for in the Note Agreement.

         Should the indebtedness represented by this Note or any part thereof be collected in any proceeding provided for in the Note Agreement or be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to the principal, premium, if any, and interest due and payable hereon, all reasonable costs of collecting this Note, including reasonable attorneys' fees and expenses.

         This Note and the Note Agreement are governed by and construed in accordance with the laws of the State of Iowa.


                                     CASEY'S GENERAL STORES, INC.



                                     By:
                                        ----------------------------
                                     Its:


                                     Attest:
                                     By:
                                        ----------------------------
                                     Its: Corporate Secretary




                                      (2)

                                                                      EXHIBIT B


                                 LEGAL OPINIONS


         A. The opinion of Gardner, Carton & Douglas, special counsel for the Purchaser, shall be to the effect that:

         1. The Company is a corporation organized and validly existing under the laws of the State of Iowa, with all requisite corporate power and authority to carry on its business as now conducted, to enter into and perform the Agreement and to issue and sell the Notes.

         2. The Agreement has been duly authorized by proper corporate action on the part of the Company, has been duly executed and delivered by an authorized officer of the Company and constitutes the legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except to the extent that enforcement of the Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

         3. The Notes have been duly authorized by proper corporate action on the part of the Company, have been duly executed and delivered by an authorized officer of the Company and constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent that enforcement of the Notes may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

         4. Based upon the representations set forth in the Agreement, the offering, sale and delivery of the Notes do not require the registration of the Notes under the Securities Act of 1933, as amended, nor the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

         5. The issuance and sale of the Notes and compliance with the terms and provisions of the Notes and the Agreement will not conflict with or result in any breach of any of the provisions of the Certificate of Incorporation or By-Laws of the Company.

The opinion of Gardner, Carton & Douglas also shall state that the opinion of Ahlers, Cooney, Dorweiler, Haynie, Smith & Allbee, P.C., counsel for the Company, delivered to you pursuant to the Agreement, is satisfactory in form and scope to Gardner, Carton & Douglas, and, in their opinion, the Purchaser and it are justified in relying thereon and shall cover such other matters relating to the sale of the Notes as the Purchaser may reasonably request. Gardner, Carton & Douglas may rely, as to matters of Iowa law, on the opinion of Ahlers, Cooney, Dorweiler, Haynie, Smith & Allbee, P.C.

         B. The opinion of Ahlers, Cooney, Dorweiler, Haynie, Smith & Allbee, P.C., counsel for the Company, shall cover all matters specified in clauses 1 through 5 set forth above and also shall be to the effect that:

         1. The Company has full corporate power and authority to conduct the activities in which it is now engaged and own its property.

         2. Each Subsidiary of the Company is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation, and each has all requisite corporate power and authority to carry on its business as now conducted and own its property.

         3. Each of the Company and its Subsidiaries is duly qualified or licensed and in good standing as a foreign corporation authorized to do business in each jurisdiction where the nature of the business transacted by it or the character of its properties owned or leased makes such qualification or licensing necessary except where failure to so qualify would not, individually or in the aggregate, have a material adverse affect on its business, properties, or condition, financial or otherwise.

         4. No authorization, approval or consent of any governmental or regulatory body is necessary or required in connection with the lawful execution and delivery by the Company of the Agreement or the lawful offering, issuance and sale of the Notes, and no designation, filing, declaration, registration and/or qualification with any governmental authority is required by the Company in connection with such offer, issuance and sale.

         5. The issuance and sale of the Notes and the execution, delivery and performance by the Company of the Agreement will not conflict with, or result in any breach or violation of any of the provisions of, or constitute a default under, or result in the creation of any Lien on the property of the Company or any Subsidiary pursuant to, (i) the provisions of the Certificate of Incorporation or other charter document or by-laws of the Company or any Subsidiary or any loan agreement under which the Company or any Subsidiary is bound, or other agreement or instrument known to such counsel (after due inquiry) to which the Company or any Subsidiary is a party or by which any of them or their property is bound or (ii) any Iowa law (including usury laws) or regulation, order, writ, injunction or decree of any court or governmental authority applicable to the Company known to such counsel.

         6. There are no actions, suits or proceedings pending or, to the best of such counsel's knowledge after due inquiry, threatened against, or affecting the Company or its Subsidiaries, at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which are likely to result, either individually or in the aggregate, in any material adverse change in the business, properties, operations or condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole.




                                      (2)

         7. All of the issued and outstanding shares of capital stock of each Subsidiary have been duly and validly issued, are fully paid and nonassessable and, to the knowledge of such counsel, are owned by the Company free and clear of any Lien.

         8. The issuance of the Notes and the use of the proceeds of the sale of the Notes do not violate or conflict with Regulation G, T, U or X of the Board of Governors of the Federal Reserve System (12 C.F.R., Chapter II).

         9. Neither the Company nor any Subsidiary is: (i) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) a "public utility" as defined in the Federal Power Act, as amended, or
(iii) an "investment company" or an "affiliated person" thereof or an "affiliated person" of any such "affiliated person," as such terms are defined in the Investment Company Act of 1940, as amended.

The opinion of Ahlers, Cooney, Dorweiler, Haynie, Smith & Allbee, P.C. shall cover such other matters relating to the sale of the Notes as the Purchaser may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company and with respect to matters governed by the laws of any jurisdiction other than the United States of America and the State of Iowa, such counsel may rely upon the opinions of counsel deemed (and stated in their opinion to be deemed) by them to be competent and reliable.





                                      (3)